Exhibit 10.1

SETTLEMENT AND MUTUAL RELEASE AGREEMENT

This Settlement and Mutual Release Agreement (hereinafter referred to as this “Agreement”) is entered into as of August 11, 2020, by and among PDL BioPharma, Inc. (together with its successors and assigns, hereinafter referred to as “PDL”), Samuel J. Wohlstadter, Nadine H. Wohlstadter, Hyperion Catalysis International, Wellstat Vaccines, LLC, Wellstat ImmunoTherapeutics, LLC, Wellstat BioCatalysis, LLC, Wellstat AVT Investment, LLC, Wellstat Biologics Corporation, Wellstat Management Company, LLC, Wellstat Ophthalmics Corporation, Wellstat Therapeutics Corporation, Wellstat Therapeutics EU Limited, Duck Farm, Inc., Hebron Valley Farms, Inc., HVF, Inc., Hyperion Catalysis EU Limited, NHW, LLC, and SJW Properties, Inc., together with their respective successors and assigns, (hereinafter collectively referred to as the “Wellstat Parties”), and Defined Diagnostics, LLC (f/k/a Wellstat Diagnostics, LLC) (together with its successors and assigns hereinafter referred to as “Diagnostics”). PDL, Diagnostics, and the Wellstat Parties are referred to as the “Parties.”

RECITALS

A. On September 4, 2015, PDL commenced an action in the Supreme Court of the State of New York, County of New York entitled PDL BioPharma, Inc. v. Wohlstadter et al., Index No. 653028/2015 concerning a loan dispute (hereinafter referred to as the “September 2015 Action”).1

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1    PDL’s suit named as defendants Wellstat Management LLC, Wellstat Biologics LLC, Wellstat Therapeutics LLC, and Wellstat Ophthalmics LLC. The correct names of those entities are Wellstat Management Company, LLC, Wellstat Biologics Corporation, Wellstat Therapeutics Corporation and Wellstat Ophthalmics Corporation.

B. On October 22, 2015, Diagnostics and the Wellstat Parties brought a separate suit in New York Supreme Court, County of New York, entitled Wohlstadter et al. v. PDL BioPharma, Inc., Index No. 653512/2015 concerning the validity of a certain letter dated September 9, 2014 (the “September 9, 2014 Letter,” and the action is hereinafter referred to as the “September 9 Letter Action”).

C. On September 11, 2019, the New York Supreme Court entered an order in the September 2015 Action and in the September 9 Letter Action granting PDL’s motion for summary judgment (the “Liability Orders”), and referred the calculation of the exact amount owing by the Wellstat Parties to PDL to a special master.

D. The Wellstat Parties filed notices of appeal from the Liability Orders, which appeals are currently pending.

E. The Parties now enter this Agreement to permanently settle, compromise and resolve all claims and or causes of action, known or unknown, including, without limitation all claims and causes of action that were or could have been asserted by any party in the September 2015 Action, the September 9 Letter Action, or in any other litigation, action or proceeding that could have been brought prior to the date of this settlement pertaining in any way whatsoever to the Documents or any of the Parties or the course of dealing between PDL and any of the Wellstat Parties or Diagnostics prior to the date of this Agreement.

F. PDL’s board of directors approved the terms for PDL’s entry into this Agreement on July 23, 2020. The governing bodies of each of the Wellstat Companies approved entry into this Agreement on August 11, 2020.

In consideration of the mutual covenants, promises and releases herein contained, the Parties hereby agree and promise as follows:
1.Defined Terms. Capitalized terms used in this Agreement have the meanings set forth on Schedule A attached hereto.

2.Effectiveness. This Agreement shall be effective on the date that all of the events set forth in subparagraphs (i)-(iv) have occurred (the “Effective Date”), which the Parties shall perform in the following order:
i.this Agreement and the Escrow Agreement are executed and delivered by all of the Parties to one another and delivered to, acknowledged by, and, in the case of the Escrow Agreement, signed by the Escrow Agent;

ii.PDL and Diagnostics have executed and delivered the Asset Transfer Agreement to each other;

iii.PDL has executed and delivered the PDL Instruments and the Transaction Documents (as defined in the Asset Transfer Agreement) to the Escrow Agent in escrow; and

iv.the Wellstat Parties have deposited or caused to be deposited with the Escrow Agent the Initial Settlement Payment of $7,500,000 by wire transfer of immediately available funds in accordance with the wiring instructions attached hereto as Exhibit B-1 and PDL has received the Initial Settlement Payment from the Escrow Agent by wire transfer of immediately available funds in accordance with the wiring instructions attached hereto as Exhibit B-2.

This Agreement may be executed in multiple counterparts, by fax or other electronic means, each of which when executed shall be deemed an original and all of which together shall constitute one and the same instrument. Should this Agreement not become effective for any reason, no statements made by any of the Parties herein may be introduced or used by any of the Parties in any court proceeding nor shall any statements made by any of the Parties be deemed to be an admission of any liability.

3.Settlement of Disputes Under Documents. Each of the Parties hereto, individually and in each capacity in which they are party to any Document, hereby agrees that, effective as of the Effective Date, this Agreement shall constitute a settlement of all of the disputes among the Parties under all of the Documents and shall amend, restate, supersede and replace the Documents and the Parties’ continuing obligations thereunder, except to the extent that any obligations under the Documents are contained in or expressly reaffirmed in this Agreement. Any rights and obligations of any Party under any Document not otherwise contained in or expressly reaffirmed by this Agreement shall be amended and replaced in full by their respective rights and obligations specified under this Agreement and otherwise available under the NYUCC and other Applicable Law, and the amount owing to PDL by the Wellstat Parties under the Documents, which is currently disputed, shall be and is hereby irrevocably settled for all purposes for the sum of the Initial Settlement Payment plus the Total Settlement Amount Balance as set forth herein. None of the Wellstat Parties shall transfer any assets to Diagnostics other than the Diagnostics Assets and funds reasonably necessary to prosecute, maintain, or license the Diagnostics Assets, such transfers of funds not to exceed $50,000 without prior consent of PDL, which consent shall not be unreasonably withheld, delayed or conditioned until and unless the Total Settlement Amount Balance is paid in full. For the avoidance of doubt, the limitation on the transfer of funds in the preceding sentence does not include any of the payments contemplated by Section 5.a, 5.b or 5.c. Notwithstanding anything else contained in this Agreement, each of the Wellstat Parties reaffirms and acknowledges the prior grant and continuing validity of the security interest and lien in its Collateral granted to PDL under the Documents to secure the Obligations, the grant of which is expressly ratified and reaffirmed by this Agreement. Each Wellstat Party agrees that the Collateral secures all obligations under this Agreement, including the obligation to pay the Total Settlement Amount Balance, which amounts constitute a settlement of the disputes over the obligations due under the Documents. For the avoidance of doubt, and without limiting the provisions of this Section, this Agreement shall be the “Security Agreement” referred to in each of the Trademark Security Agreements and Patent Security Agreements, and the “Guarantee” referred to in the Deed of Trust. Each Wellstat Party further agrees to waive any defense to the enforcement of the Deed of Trust based on a failure to present the original of any Note delivered to the Escrow Agent in accordance with Section 7 for any reason whatsoever. In the event of any inconsistency or conflict between any provision of this Agreement and any provision of any Document reaffirmed by this Agreement, the provision of this Agreement shall control.

4.Total Settlement Amount Balance. Subject to this Agreement becoming effective, the Parties agree that the remaining amount due and owing under the Documents (exclusive of the $7,500,000 Initial Settlement Payment) shall be settled and fixed for all purposes in the amount of:
a.$60,000,000 (reduced by the Advance $5,000,000 Payment) if the Wellstat Parties make or cause to be made the Advance $5,000,000 Payment by the Diagnostics Payment Date and the Scheduled Final Payment by the Final Payment Date;
b.$67,500,000 (reduced by the Advance $5,000,000 Payment, if made) if the Wellstat Parties fail to make or cause to be made the Advance $5,000,000 Payment by the Diagnostics Payment Date, but do make or cause to be made the Scheduled Final Payment by the Final Payment Date; or

c.$92,500,000 (reduced by the Advance $5,000,000 Payment, if made) if the Wellstat Parties fail to make or cause to be made the Scheduled Final Payment by the Final Payment Date.

For the avoidance of doubt, but without duplication of any amounts payable hereunder, in the event the Total Settlement Amount Balance is $60,000,000, the Scheduled Final Payment shall be $55,000,000. In the event the Total Settlement Amount Balance is $67,500,000, the Scheduled Final Payment shall be $67,500,000 (reduced by the Advance $5,000,000 Payment, if made). If the Wellstat Parties fail to make or cause to be made the Scheduled Final Payment, then the Total Settlement Amount Balance of $92,500,000 (reduced by the Advance $5,000,000 Payment, if made) shall be due and owing to PDL for all purposes. In each case above, the Total Settlement Amount Balance shall be subject only to (i) any offsets and deductions for any payments made in respect of the Total Settlement Amount Balance received by PDL and any other payments received after the Effective Date by PDL from any other source in payment or partial satisfaction of the Obligations (including, without limitation, proceeds from the sale of the BioVeris license referred to in Section 5.g or proceeds of any collection, sale, foreclosure or other realization (net of reasonable and documented costs and expenses in connection therewith, if any) upon any initial disposition of the Collateral under the NYUCC or other Applicable Law, without duplication of such amounts so realized or otherwise received by PDL), which shall, in each case, be applied to reduce the Total Settlement Amount Balance on a dollar-for-dollar basis; and (ii) those defenses, counterclaims or offsets accruing after the Effective Date of this Agreement that could be asserted in an action to vacate a confession of judgment under Maryland law. For the avoidance of doubt, any payment PDL may receive as compensation for any transfer or sale of its rights under this Agreement shall not reduce the Total Settlement Amount Balance.
5.Transfer of Diagnostics Assets. On the date hereof, PDL and Diagnostics shall execute the Asset Transfer Agreement.

a.If the Wellstat Parties make or cause to be made payments in an amount in the aggregate of $12,500,000 (inclusive of the $7,500,000 Initial Settlement Payment) to Escrow Agent for the benefit of PDL, by wire transfer of immediately available funds by the Diagnostics Payment Date, then, upon confirmation by the Escrow Agent that it has received payments in an amount in the aggregate (and without duplication) of $12,500,000 made by or on behalf of the Wellstat Parties, Escrow Agent shall release all such funds to PDL immediately by wire transfer and, upon confirmation by Escrow Agent to the Parties that it has received a Federal Reference Number on its wire transfer of such funds to PDL and unless the Parties have jointly notified the Escrow Agent of an Inspection Failure (as defined in the Asset Transfer Agreement), Escrow Agent shall within two calendar days release all Trademark Security Agreement Releases relating solely to Diagnostics and all Patent Security Agreement Releases relating solely to Diagnostics to Diagnostics and the Wellstat Parties, and the closing of the transfer of the Diagnostics Assets to Diagnostics shall occur in accordance with the terms and conditions set forth in the Asset Transfer Agreement, as is where is, without any representation or warranty relating to the Diagnostic Assets, other than as specifically set forth in the Asset Transfer Agreement.
b.If the Wellstat Parties fail to make or cause to be made payments in an amount in the aggregate of $12,500,000 (inclusive of the $7,500,000 Initial Settlement Payment) to Escrow Agent for the benefit of PDL, by wire transfer of immediately available funds by the Diagnostics Payment Date, but the Wellstat Parties make or cause to be made payments in an amount in the aggregate of $12,500,000 (inclusive of the $7,500,000 Initial Settlement Payment) to Escrow Agent for the benefit of PDL, by wire transfer of immediately available funds by the Diagnostics Outside Payment Date, then, upon confirmation by Escrow Agent that it has received payments in an amount in the aggregate (and without duplication) of $12,500,000 made by or on behalf of the Wellstat Parties, Escrow Agent shall release all such funds to PDL immediately by wire transfer and, upon confirmation by Escrow Agent to the Parties that it has received a Federal Reference Number on its wire transfer of such funds to PDL and unless the Parties have jointly notified the Escrow Agent of an Inspection Failure, Escrow Agent shall within two calendar days release all Trademark Security Agreement Releases relating solely to Diagnostics and all Patent Security Agreement Releases relating solely to Diagnostics to Diagnostics and the Wellstat Parties, and the closing of the transfer of the Diagnostics Assets to Diagnostics shall occur in accordance with the terms and conditions set forth in the Asset Transfer Agreement, as is where is, without any representation or warranty relating to the Diagnostic Assets, other than as specifically set forth in the Asset Transfer Agreement.
c.If the Wellstat Parties fail to make or cause to be made payments in an amount in the aggregate of $12,500,000 (inclusive of the $7,500,000 Initial Settlement Payment) to Escrow Agent for the benefit of PDL, by wire transfer of immediately available funds by the Diagnostics Payment Date, but the Wellstat Parties make or cause to be made payments in an amount in the aggregate of $75,000,000 (inclusive of the $7,500,000 Initial Settlement Payment) to Escrow Agent for the benefit of PDL, by wire transfer of immediately available funds by the Final Payment Date, then, upon confirmation by the Escrow Agent that it has received, payments in an amount in the aggregate (and without duplication), of

$75,000,000 made by or on behalf of the Wellstat Parties, Escrow Agent shall release all such funds to PDL immediately by wire transfer and, upon confirmation by Escrow Agent to the Parties that it has received a Federal Reference Number on its wire transfer of such funds to PDL and unless the Parties have jointly notified the Escrow Agent of an Inspection Failure, Escrow Agent shall within two calendar days release all Trademark Security Agreement Releases relating solely to Diagnostics and all Patent Security Agreement Releases relating solely to Diagnostics to Diagnostics and the Wellstat Parties, and the closing of the transfer of the Diagnostics Assets to Diagnostics shall occur in accordance with the terms and conditions set forth in the Asset Transfer Agreement, as is where is, without any representation or warranty relating to the Diagnostic Assets, other than as specifically set forth in the Asset Transfer Agreement.
d.If the Parties have jointly notified the Escrow Agent of Inspection Failure, the release by the Escrow Agent of all Trademark Security Agreement Releases relating solely to Diagnostics and all Patent Security Agreement Releases relating solely to Diagnostics to Diagnostics and the Wellstat Parties, and the closing of the transfer of the Diagnostics Assets to Diagnostics, shall occur on the date calculated in accordance with the terms of the Asset Transfer Agreement.
e.Immediately upon the closing of the transfer of the Diagnostics Assets to Diagnostics in accordance with the terms and conditions set forth in the Asset Transfer Agreement, (i) all liens, pledges, security interests, and other charges of whatever nature granted to or in favor of PDL by Diagnostics in the Diagnostics Assets and by any Grantor against the Diagnostics Pledged Stock shall automatically terminate and be released, discharged and satisfied in full, (ii) Diagnostics and the Wellstat Parties and any of their respective designees shall be, and hereby are, authorized by PDL to file and/or deliver all lien release or reassignment documents or notices as may be necessary to terminate of record all lien recordations previously filed by PDL against Diagnostics and to reflect the removal of the Diagnostics Pledged Stock from the Collateral in connection with the transactions evidenced by this Agreement and/or any of the Documents and (iii) PDL shall be deemed to have automatically authorized the release of all Trademark Security Agreement Releases relating solely to Diagnostics and all Patent Security Agreement Releases relating solely to Diagnostics from escrow, and, to the extent applicable with respect to each such PDL Instrument, such PDL Instruments may at such time be dated the date of such release and filed and recorded by Diagnostics or its designees. If the Wellstat Parties ask to record any additional releases of liens or security interests held by PDL in the Diagnostics Assets or the Diagnostics Pledged Stock or otherwise solely against Diagnostics, PDL shall promptly take all steps reasonably appropriate to release any such liens solely on the Diagnostics Assets, the Diagnostics Pledged Stock and otherwise against Diagnostics, without prejudice to PDL’s retention of its security interest in the Collateral (other than the Diagnostics Pledged Stock).
f.From the date of this Agreement until (i) the date the Diagnostics Assets are transferred to Diagnostics in accordance with the Asset Transfer Agreement or (ii) the Wellstat Parties fail to make or cause to be made payment of the Total Settlement Amount Balance by the Final Payment Date, PDL (A) will at its own expense take reasonable steps to protect and maintain as they exist as of the Effective Date the tangible Diagnostics Assets against loss, theft, destruction, breakage or falling into disrepair (normal wear and tear excepted), it being understood and agreed by PDL, the Wellstat Parties and Diagnostics that tangible Diagnostics Assets are held and maintained at third-party facilities pursuant to storage facility agreements and that PDL’s obligations under this Section 5.f.A. as they relate to such tangible assets shall be satisfied (x) if PDL complies with those terms and conditions of such agreements, including the continued payment of such facilities’ fees, which, if breached, would reasonably be expected to have a material adverse effect on any Diagnostics Asset and (y) if, upon notice to PDL of the occurrence of an event (other than a breach of the storage facility agreements) that has resulted in, or which could reasonably be expected to result in, the loss, theft, destruction or breakage of assets, PDL takes all actions reasonably necessary to mitigate any such loss, theft, destruction or breakage; provided that, PDL shall not be obligated to continue mitigation if it has incurred costs in connection therewith in excess of $5,000 if PDL informs Diagnostics of the event and expected cost of mitigation and allows Diagnostics to continue mitigation efforts at Diagnostic’s sole cost and expense, (B) will in the case of intellectual property assets, provide prompt written notice to the Wellstat Parties of any communications it receives relating to required filings, or renewal or maintenance fees to be paid for such assets, (C) will in the case of intellectual property assets, allow the Wellstat Parties to make any filings they deem necessary or appropriate to protect against expiration or abandonment for failure to pay renewal or maintenance fees or to prosecute, at the Wellstat Parties’ sole expense and, in connection with any such filings, PDL will cooperate, to the extent reasonably necessary to permit the Wellstat Parties to make any such filings, (D) will grant authorization to permit Diagnostics one-time access to each storage facility to inspect the Diagnostics Assets in accordance with the terms and conditions of the Asset Transfer Agreement, and (E) PDL will not grant any interest in or license to use any of the Diagnostics Assets to any party prior to the day after the Final Payment Date, other than ATA Permitted Liens (as such term is defined in the Asset Transfer Agreement) and the interest, if any, that PDL may be required to grant to BioVeris under the BioVeris License Agreement if BioVeris exercises its Purchase Right (as such term is defined in the BioVeris License Agreement), provided however that nothing herein shall serve to prevent PDL from transferring its interests under the Agreement.
g.Within five (5) Business Days after the Effective Date of this Agreement, PDL will provide BioVeris the Negotiation Notice (as such term is defined in the BioVeris License Agreement). Such notice will also request that BioVeris waive its rights set forth in Section 12.2(b) of the BioVeris License Agreement. PDL shall not be required to pay anything to BioVeris to obtain such waiver. If PDL fails to obtain such waiver within thirty (30) days following receipt of the Negotiation Notice by BioVeris, and PDL and BioVeris negotiate, but are unable to agree on price and all other relevant transaction terms for BioVeris to acquire the BioVeris license from PDL, PDL shall deliver to BioVeris a Purchase Notice (as such term is defined in the BioVeris License Agreement). The purchase price for the BioVeris license to be included in the Purchase Notice shall be $1,000,000. A draft of the Purchase Notice shall be provided to Diagnostics for review prior to delivery to BioVeris. Through and including the Final Payment Date, PDL agrees not to assign, sell, or transfer to BioVeris rights to any Diagnostics Assets, other than as may be required by the BioVeris License Agreement if BioVeris exercises its

Purchase Right (as such term is defined in the BioVeris License Agreement). If BioVeris acquires the BioVeris License Agreement from PDL, then the Total Settlement Amount Balance owed by the Wellstat Parties under this Agreement, shall be reduced by any amount paid by BioVeris to PDL and any such payment shall be applied, without duplication, to partially satisfy the Total Settlement Amount Balance or any judgment obtained based on a confession of judgment pursuant to paragraph 8 of this Agreement.

6.Schedule of Settlement Payments.
a.If the Wellstat Parties make or cause to be made the Advance $5,000,000 Payment to Escrow Agent by the Diagnostics Payment Date, the Wellstat Parties shall fully satisfy the Total Settlement Amount Balance by making or causing to be made, by wire transfer of immediately available funds to the Escrow Agent by the Final Payment Date, the sum of $55,000,000 (in addition to the Initial Settlement Payment made on the Effective Date and the Advance $5,000,000 Payment) or the Total Settlement Amount Balance as agreed by the Parties, if less. For purposes of this section, payments received by the Escrow Agent by the Final Payment Date shall be deemed timely made.
b.If the Wellstat Parties do not make or cause to be made the Advance $5,000,000 Payment to Escrow Agent by the Diagnostics Payment Date, the Wellstat Parties shall satisfy the Total Settlement Amount Balance by paying, for the benefit of PDL, by wire transfer of immediately available funds to Escrow Agent, by the Final Payment Date, the sum of $67,500,000 (in addition to the Initial Settlement Payment made on the Effective Date) or the Total Settlement Amount Balance as

agreed by the Parties, if less. For purposes of this section, payments received by the Escrow Agent by the Final Payment Date shall be deemed timely made.
c.In addition to the foregoing, the Wellstat Parties may make or cause to be made any optional payments on the Total Settlement Amount Balance to Escrow Agent at any time, and from time to time, without premium or penalty.
d.Notwithstanding anything to the contrary contained herein, any payments made or caused to be made by the Wellstat Parties after the Effective Date and received by PDL in respect of the Total Settlement Amount Balance, and any other payments received by PDL from any other source in payment or partial satisfaction of the Obligations (including, without limitation, proceeds from the sale of the BioVeris license referred to in Section 5.g or proceeds of any collection, sale, foreclosure or other realization (net of reasonable and documented costs and expenses in connection therewith, if any) upon any initial disposition of the Collateral under the NYUCC or other Applicable Law, without duplication of such amounts so realized or otherwise received by PDL), shall, in each case, be fully credited by PDL on a dollar-for-dollar basis against the Total Settlement Amount Balance. For the avoidance of doubt, any payment that may be received by PDL as compensation for the transfer or sale of its rights under this Agreement shall not reduce the Total Settlement Amount Balance. If the aggregate amount of all payments received after the Effective Date by PDL from or on behalf of the Wellstat Parties in respect of the Total Settlement Amount Balance or otherwise from any other source in payment or partial satisfaction of the Obligations (including, without limitation, proceeds from the sale of the BioVeris license referred to in Section 5.g or proceeds of any collection, sale, foreclosure or other realization (net of reasonable and documented costs and expenses in connection therewith, if any) upon any initial disposition of the Collateral under the NYUCC or other Applicable Law, without duplication of such amounts so realized or otherwise received by PDL), if any, is in excess of the Total Settlement Amount Balance or on any judgment thereon, all such amounts received shall be promptly disbursed by PDL as reasonably directed by the Wellstat Parties. If at any time after the Effective Date, but prior to the Final Payment Date, PDL receives payments from any source other than the Wellstat Parties in payment or partial satisfaction of the Obligations, PDL shall promptly, and in any event within five (5) Business Days, provide written notice of the receipt of such payment (including the amount thereof) to the Wellstat Parties.

7.Delivery of PDL Instruments to Escrow Agent. Contemporaneous with the execution of this Agreement, PDL shall execute and deliver the following PDL Instruments and Transaction Documents (as defined in the Asset Transfer Agreement) to be held in escrow until such time as the Wellstat Parties have paid the Total Settlement Amount Balance or have failed to do so according to the terms of this Agreement by the Final Payment Date (or, in the case of any such PDL Instruments relating solely to the Diagnostics Assets, to be held in escrow until such time as specified in Section 6 above): (i) the Lien Release, (ii) the Deed of Trust Release, (iii) the Trademark Security Agreement Releases, (iv) the Patent Security Agreement Releases (including, for the avoidance of doubt, the Patent Security Agreement Release relating to that certain Patent Security Agreement, dated August 15, 2013, executed by Diagnostics in favor of PDL), (v) the Term Note dated as of November 2, 2012 among Wellstat Diagnostics, LLC as borrower and PDL BioPharma, Inc. as lender, (vi) the Term Note dated as of August 15, 2013 among Wellstat Diagnostics, LLC as borrower and PDL BioPharma, Inc. as lender, (vii)

the duly executed Limited Power of Attorney, (viii) a duly executed bill of sale and assignment in the form attached to the Asset Transfer Agreement as Exhibit A, (ix) a duly executed intellectual property assignment agreement for Intellectual Property other than Patents in the form attached to the Asset Transfer Agreement as Exhibit B, and (x) a duly executed patent assignment agreement in the form attached to the Asset Transfer Agreement as Exhibit C. Concurrently with the execution of this Agreement, all Possessory Collateral shall be delivered to the Escrow Agent, who for purposes of perfecting PDL’s security interest in the Possessory Collateral, including for perfection through possession of the Possessory Collateral pursuant to Sections 8-301 and 9-313 of the UCC in the applicable governing state, shall hold possession of the Possessory Collateral for PDL’s benefit as bailee until such time as the Total Settlement Amount Balance is paid in full or the Possessory Collateral is returned to PDL based on the failure of the Wellstat Parties to pay the Total Settlement Amount Balance in full by the Final Payment Date. For the avoidance of doubt, such Possessory Collateral is held as collateral security for the Obligations, and, notwithstanding any other provision in this Agreement, no Wellstat Party shall have the right to give any instructions (other than instructions delivered jointly with PDL) to the Escrow Agent in respect of such Possessory Collateral, other than to request electronic copies and/or a listing of the Possessory Collateral then held by the Escrow Agent and as otherwise expressly provided in the Escrow Agreement. For the avoidance of doubt, until and unless sold in accordance with the terms of this Agreement and as subject to the restrictions set forth herein, the Possessory Collateral remains the property of the applicable Wellstat Parties, and the Wellstat Parties shall have the right, from time to time, to vote and give consents with respect to the Possessory Collateral, or any part thereof for purposes not inconsistent with the provisions of this Agreement; provided, however, that subsequent to the occurrence of any failure by the Wellstat Parties to make or cause to be made payment of the Scheduled Final Payment under this Agreement, and upon the election of PDL with written notice to the Wellstat Parties, the right of the Wellstat Parties to vote or otherwise give consents with respect to the Possessory Collateral shall immediately cease. If, after the Effective Date hereof, a Party identifies an executed Note that was in effect immediately prior to the Effective Date but was not put into Escrow in accordance herewith, PDL shall, within a reasonable time, deliver to the Escrow Agent (i) the original of such executed Note to the Escrow Agent if such Note is in PDL’s possession custody or control, or (ii) if the original of such executed Note was previously delivered to PDL, has not otherwise been returned to the Wellstat Parties, Diagnostics and/or their agents, and cannot be located by PDL after a diligent search, a lost note affidavit in a form reasonably acceptable to the Parties.
8.Confession of Judgment. The Wellstat Parties hereby submit and waive all rights to object to personal jurisdiction in the State of Maryland and, upon a failure to timely pay or cause to be paid the Total Settlement Amount Balance to Escrow Agent or to PDL by the Final Payment Date, authorize the Clerk of the Circuit Court for Montgomery County, Maryland, or any attorney authorized to practice in any court of record in the United States and confess judgment in the State of Maryland against the Wellstat Parties, jointly and severally, without prior hearing, in favor of PDL for, and in the amount of $92,500,000 or such lesser amount as may be due and owing under this Agreement. The authority and power to appear for and enter judgment against the Wellstat Parties shall not be exhausted by one or more exercises thereof or by any imperfect exercise thereof and shall not be extinguished by any judgment entered pursuant thereto. Such authority may be exercised on one or more occasions or from time to time in the same or different jurisdictions within the State of Maryland, as often as PDL shall deem necessary or advisable, for all of which this Agreement shall be sufficient warrant, until the Total Settlement Amount Balance has been paid in full. The confession of judgment shall be governed by Rule 2-611 of the Maryland Rules of Civil Procedure and applicable caselaw and the Wellstat Parties reserve and do not waive those defenses, counterclaims or offsets accruing after the Effective Date that could be asserted in any action to vacate a confession of judgment under Maryland law. Notwithstanding the foregoing, any judgment by confession shall be deemed satisfied when the Wellstat Parties pay all amounts owed under such judgment. For the avoidance of doubt, but subject to Section 12(b) of this Agreement, this Section shall not be enforceable until and unless the Wellstat Parties have failed to make or cause to be made payment of the Total Settlement Amount Balance to Escrow Agent or to PDL by the Final Payment Date.
9.Collateral Security.
a.Until and unless released and terminated pursuant to Section 13 of this Agreement, each of the Wellstat Parties, each as a Grantor, hereby reaffirms that such Wellstat Party has previously granted a security interest to PDL in all of its Collateral and that such security interest secures the prompt and complete payment and performance, when due, of the Total Settlement Amount Balance, which is a compromise of all sums due under the Documents, which have at all times been secured by such security interest and liens, and in furtherance thereof, grants a continuing security interest in all Collateral to PDL to secure the Total Settlement Amount Balance.
b.Unless and until such time as they are released by PDL in accordance herewith, (i) each Patent Security Agreement, (ii) each Trademark Security Agreement and (iii) the Deed of Trust shall, in each case, continue to secure the Wellstat Parties’ obligation to pay the Total Settlement Amount Balance, and this Agreement reaffirms the validity of such Patent Security Agreements, Trademark Security Agreements, and Deed of Trust and constitutes a compromise and reaffirmation of the debt that has at all relevant times been secured by the Deed of Trust and has been compromised by this Agreement in the amount of the Total Settlement Amount Balance.
c.From and after the date hereof (unless and until such time as the Wellstat Parties have failed to make or cause to be made payment of the Total Settlement Amount in accordance with the terms of this Agreement),

PDL shall not file nor authorize the filing of any additional UCC-1 financing statements or UCC-3 financing statement amendments evidencing such liens without the applicable Wellstat Party’s prior written consent, which consent shall not be unreasonably withheld, delayed or conditioned. In no event shall PDL exercise or enforce or seek to exercise or enforce any rights or remedies available to a secured party upon default under the NYUCC or any other applicable UCC or other Applicable Law or otherwise available to it as a secured party under any Applicable Law, including, without limitation foreclosing under the Deed of Trust, until at the earliest the day upon which it is entitled to enforce its rights in accordance with Section 12 hereof.
d.The Wellstat Companies shall not create, incur, assume or suffer to exist any debt, provided, that, notwithstanding the foregoing, each of the following shall be permitted hereunder without the prior written consent of PDL: (i) the Obligations hereunder; (ii) debt that is unsecured or secured by a Permitted Lien; (iii) debt to any other Wellstat Party, provided that all such debt shall be Collateral for the Obligations; (iv) debt arising from the honoring by a bank or other financial institution of a check, draft or similar instrument drawn against insufficient funds in the ordinary course of business; (v) second lien debt; (vi) debt arising with respect to customary indemnification obligations in favor of purchasers in connection with dispositions permitted under this Section; (vii) debt incurred in connection with the financing of insurance premiums in the ordinary course of business; and (viii) debt incurred under any guaranteed loan programs offered through the U.S. Small Business Administration, any other program authorized or created by the Coronavirus Aid, Relief, and Economic Security Act (CARES Act) and/or any subsequent financial assistance legislation approved by the U.S. Congress, so long as such debt does not purport to create any security interest equal to or superior to PDL’s interests in the Collateral.
e.The Wellstat Parties shall not create or permit any lien on the Collateral other than a Permitted Lien.
f.The Wellstat Companies shall not (i) declare or make any dividend payment or other distribution of assets, properties, cash, rights, obligations or securities on account of any Stock or Stock Equivalent; or (ii) make any payment or prepayment of principal of, premium, if any, interest, fees, redemption, exchange, purchase, retirement, defeasance, sinking fund or similar payment with respect to debt that is subordinated by its terms to the payment of the Obligations, except that (x) any Wellstat Company may declare and pay dividends to, repay intercompany debt owed to, and make internal profit-sharing payments to, any other Wellstat Company and (y) for any period in which any Wellstat Company is a partnership or disregarded entity for U.S. federal income tax purposes, such Wellstat Company may pay dividends or make distributions to its equity holders to whom the income earned by such Wellstat Company and its subsidiaries is allocable for such purposes (either directly or indirectly through intermediary entities, as the case may be) in an aggregate amount not greater than the amount necessary for such equity holders to pay their state and United States federal income tax liabilities.
g.The Wellstat Parties shall not sell, lease, transfer or otherwise dispose of the Collateral or any interest therein without the prior written consent of PDL (which may be given by email), such consent not to be unreasonably withheld, delayed or conditioned; provided, that, notwithstanding the foregoing, each of the following shall be permitted hereunder without the prior written consent of PDL: (i) any transaction for which the consideration to be paid to or for the benefit of the Wellstat Parties is in an amount sufficient for the Wellstat Parties to pay or cause to be paid the Total Settlement Amount Balance and the Wellstat Parties make or cause to be made payment of the Total Settlement Amount Balance to PDL concurrently with the closing of such transaction, (ii) any disposition that would create or permit to exist a Permitted Lien, (iii) abandonment of Intellectual Property that is no longer useful or material to the conduct of the business of the Wellstat Parties in the ordinary course of business, (iv) any agreement in the ordinary course of business with any Person on an arms-length basis for the development, manufacturing, licensing, marketing, importation, offer for sale, sale or use, or commercialization of any of the products covered by the Intellectual Property (and/or any exclusive or non-exclusive licenses or sublicenses with respect to any of the Intellectual Property that relate to such agreement or any similar transaction), so long as such transaction would not reasonably be expected to impair the value of the Collateral and the proceeds of any such agreement constitute Collateral hereunder, (v) sales of inventory to unaffiliated third party purchasers in the ordinary course of business, (vi) sales or dispositions of worn-out or surplus equipment in the ordinary course of business, (vii) dispositions of cash and cash equivalents in the ordinary course of business, (viii) dispositions resulting from any casualty or other insured damage to, or any taking under power of eminent domain or by condemnation or similar proceeding, (ix) any sale or transfer of assets or property from any Wellstat Company and/or Diagnostics to any Wellstat Company, (x) any sale or transfer of assets or property permitted under Section 3 hereof, (xi) any transaction permitted by

Section 9 hereof, and (xii) to the extent constituting a sale, lease, transfer or other disposition, any transactions in the ordinary course of business of the Wellstat Companies that are consistent with past practices or reasonably similar, ancillary, incidental, or related to, the businesses conducted by the Wellstat Parties on the date hereof; provided, however, that none of the Wellstat Parties shall (I) directly or indirectly, take any action that would reasonably be expected to materially impair the value of the Collateral (it being understood and agreed that any arms-length third-party sale, transfer or other disposition of any Collateral to a party other than a Wellstat Party, Diagnostics or any Affiliate of a Wellstat Party or Diagnostics permitted under this Section 9 shall be presumed to not significantly impair the value of the Collateral), or (II) sell, transfer, or otherwise dispose of any of its right, title, and interest in and to any Collateral constituting (x) real property or any direct or indirect interest therein, (y) Intellectual Property (other than as provided in Section 3 hereof or in this Section 9), and (z) equity interests issued by another Wellstat Party, in each case, to any Person other than a Wellstat Company, without the prior written consent of PDL (which may be given by email), such consent not to be unreasonably withheld, delayed or conditioned. Upon any sale, transfer, or other disposition of all right, title and interest in and to any Collateral to any third party that is not prohibited under this Section 9 (but not, for the avoidance of doubt, upon the grant of a lien, license, or other encumbrance), the lien granted pursuant hereto in such Collateral shall be released, and in connection with such release, PDL hereby agrees that it will execute and deliver to the Wellstat Parties such documents and instruments (including, without limitation, UCC-3 amendment statements) as any Wellstat Party shall reasonably request to evidence the release of PDL’s lien in such Collateral. For the avoidance of doubt, this Section 9 is not intended to prevent the Wellstat Parties from ordinary-course, arm’s length transactions to develop their Intellectual Property rights, products and business, so long as such business is a business engaged in by the Wellstat Parties as of the Effective Date or a business directly related thereto and the proceeds of any such transaction (but not including the proceeds payable to the counterparty(ies) of such transaction, provided that the counterpart(ies) is/are not an affiliate of a Wellstat Party and the Wellstat Parties do not otherwise structure the transaction to evade the intent of this restriction) constitute Collateral hereunder.
10.Cooperation. PDL acknowledges that some or all of the Wellstat Parties intend to enter into one or more fundraising transactions to provide proceeds with which to pay all or a portion of the Total Settlement Amount. Such transactions may include, but are not limited to, the grant of licenses under or further encumbrances of the Collateral. PDL agrees to take reasonable efforts to comply with reasonable requests of the Wellstat Parties for information concerning the Obligations and/or the Collateral and to negotiate in good faith with any third party seeking to enter into a license or encumbrance the terms of which require PDL’s acknowledgment or consent; provided, that PDL acknowledges and agrees that, in connection with such transactions, the Wellstat Parties may grant liens in their assets that are fully subordinated to the liens in such assets in favor of PDL evidenced by this Agreement.
11.Release of PDL Instruments.
a.If the Wellstat Parties pay or cause to be paid the Total Settlement Amount Balance to Escrow Agent, for the benefit of PDL by the Final Payment Date then upon confirmation by Escrow Agent to the Parties that it has Completed a Wire Transfer in an amount equal to such Total Settlement Amount Balance to PDL, Escrow Agent shall deliver all PDL

Instruments except for the Limited Power of Attorney to the Wellstat Parties. For the avoidance of doubt, such PDL Instruments shall be released from escrow by Escrow Agent and delivered to the Wellstat Parties in accordance with the foregoing sentence, and shall be effective immediately upon receipt by the Wellstat Parties following Escrow Agent’s confirmation to the Parties that it has Completed a Wire Transfer in an amount equal to such Total Settlement Amount Balance to PDL. Notwithstanding anything to the contrary contained herein:
i. if in connection with any financing, equity investment, or other transaction that will result in payment in full of the Total Settlement Amount Balance at the closing of such transaction, the Wellstat Parties or any of their lenders or investors (or any agent acting on behalf of such lenders or investors) party to such transaction deem it necessary or appropriate that the payment of the Total Settlement Amount Balance be made directly to PDL at such closing such that the satisfaction of the Total Settlement Amount Balance and the releases of PDL’s liens on the Collateral (including the related release of the PDL Instruments) and of the Wellstat Parties, Diagnostics, and all other Obligors from all of their obligations hereunder and under the Documents occurs substantially simultaneously with the closing of such transaction, PDL agrees that it will take reasonable efforts to cooperate and participate with such closing (including, without limitation, to enter into any reasonable amendments hereto or any payoff letters as may be required in connection therewith) in order to effect such closing.

ii.if, in accordance with the terms of the Escrow Agreement, the Wellstat Parties request an In-Person Closing (as such term is defined therein), the payment of the Total Settlement Amount Balance may be made directly to PDL at such closing through a cashier’s check drawn on a bank reasonably acceptable to both PDL and the Wellstat Parties and immediately after the Wellstat Parties hand such check in the amount of the Total Settlement Amount Balance to PDL, the Escrow Agent shall hand to the Wellstat Parties the originals of the PDL Instruments (including the Limited Power of Attorney) and Possessory Collateral.
b.Notwithstanding anything else contained in the Agreement, if the Wellstat Parties fail to pay or cause to be paid the Total Settlement Amount Balance to Escrow Agent, for the benefit of PDL, or fail to pay or cause to be paid the Total Settlement Amount Balance directly to PDL, by the Final Payment Date, then Escrow Agent shall as soon as possible, but not later than two calendar days after the Final Payment Date deliver the PDL Instruments to PDL.
12.Enforcement of Remedies.
a. If the Wellstat Parties do not pay or cause to be paid the Total Settlement Amount Balance to Escrow Agent, for the benefit of PDL, or to PDL by the Final Payment Date, PDL shall have the immediate right to enforce all remedies available with respect to all of its Collateral, including without limitation, the Deed of Trust, and to confess judgment pursuant to paragraph 8 of this Agreement, and to do so in such order and at such times as PDL elects in its sole and absolute discretion, subject to Applicable Law; provided, however, that for the avoidance of doubt, upon PDL’s receipt of amounts in the aggregate that are at least equal to the

Total Settlement Amount Balance, including legal interest on any judgment thereon, PDL shall not enforce any additional rights or remedies available with respect to the Collateral or seek to enforce any judgment, so long as no legal challenges to PDL’s receipt of such funds have been asserted by or on behalf of Diagnostics, the Wellstat Parties, their Affiliates or any third party. The Wellstat Parties expressly waive any right that can be waived under Applicable Law to object to the sequence of enforcement elected by PDL. Upon entry of judgment, PDL may enforce it at any time, subject only to any offsets and deductions for any amounts paid or caused to be paid by the Wellstat Parties to PDL pursuant to the terms of this Agreement to the extent such payments are not already reflected in the amount of the judgment. For avoidance of any doubt, if, for example, the Wellstat Parties make or cause to be made the Initial Settlement Payment of $7,500,000 and the Advance $5,000,000 Payment, but make no further settlement payments, then in any action to enforce a judgment, the unpaid balance that would need to be paid to satisfy the judgment would be $87,500,000, plus any legal interest thereon.
b. For the avoidance of doubt, but subject to the following sentence, this Section shall not be enforceable until and unless the Wellstat Parties have failed to make or cause to be made payment of the Total Settlement Amount Balance to Escrow Agent or to PDL by the Final Payment Date. If, by the Final Payment Date, (i) the Wellstat Parties release a wire, or cause a wire to be released, in an amount equal to the Total Settlement Amount Balance to the account specified in Exhibit B-2 or to the Escrow Agent for further payment into such account (the “Final Payment Wire”), (ii) the Wellstat Parties provide a Federal Reference Number for such release to PDL and take no action to impede the funds being credited to such account and (iii) PDL alleges that the funds were not credited to such account, PDL shall provide certified copies of bank records demonstrating as such to the Wellstat Parties and shall cooperate with the Wellstat Parties to determine the disposition of the funds. If thirty-five (35) days have passed after the later of (x) the Final Payment Date and (y) the date PDL provides the certified copies of its bank records to the Wellstat Parties and, subject to compliance with the preceding sentence, the funds have still not been credited to the account specified in Exhibit B-2, or such other account as designated by PDL in accordance with the terms of this Agreement and the terms of the Escrow Agreement through no fault of PDL, this Section shall thereafter be enforceable for the Total Settlement Amount Balance that was due by the Wellstat Parties as of the date of the Final Payment Wire. For the avoidance of doubt, if payment of the Total Settlement Amount Balance is made directly to PDL at an In-Person Closing occurring on or prior to the Final Payment Date in accordance with Section 11(a)(ii), the procedures set forth in the preceding two sentences shall not apply and the payment of the Total Settlement Amount Balance shall be deemed made or caused to be made by the Wellstat Parties and received by PDL by the Final Payment Date.

13.PDL’s Release of Liens on the Wellstat Parties’ property and other obligations of the Wellstat Parties. If, by the Final Payment Date, the Wellstat Parties release a wire, or cause a wire to be released, in an amount equal to the Total Settlement Amount Balance to the account specified in Exhibit B-2 or to the Escrow Agent for further payment into such account:

a.(x) in the case of release by the Wellstat Parties to the Escrow Agent, immediately upon Escrow Agent’s confirmation to the Parties that it has Completed a Wire Transfer in an amount equal to such Total Settlement Amount Balance to PDL’s account set forth on Exhibit B-2, or such other account as designated by PDL in accordance with the terms of this Agreement and the terms of the Escrow Agreement and (y) in the case of release by the Wellstat Parties to the account specified in Exhibit B-2 or such other account as designated by PDL in accordance with the terms of this Agreement, upon joint written instructions by PDL and the Wellstat Parties, Escrow Agent shall simultaneously transmit electronic copies of the PDL Instruments (except the Limited Power of Attorney) and Possessory Collateral to the Wellstat Parties and promptly deliver the originals to the Wellstat Parties by express overnight delivery or such other method as the Wellstat Parties may designate:
i.Upon the Wellstat Parties’ receipt of such PDL Instruments, all liens, pledges, security interests, encumbrances, mortgages and other charges of whatever nature granted to or in favor of PDL against the Collateral and/or any other assets of any Wellstat Parties, Diagnostics, and any other Obligors, shall automatically terminate and be released, discharged and satisfied in full;
ii.Upon the Wellstat Parties’ receipt of the Lien Release, the Wellstat Parties and any of their respective designees shall automatically be authorized to file and/or deliver financing statement terminations under the UCC and all other lien release or reassignment documents or notices as may be necessary or advisable to terminate of record all financing statements under the

UCC and other lien recordations previously filed by PDL against any of the Wellstat Parties, Diagnostics, and/or any other Obligor in connection with the transactions evidenced by this Agreement and/or any of the Documents. Upon Escrow Agent’s confirmation to the Parties that it has Completed a Wire Transfer in an amount equal to such Total Settlement Amount Balance to PDL, PDL shall be deemed to have automatically authorized the release of the PDL Instruments from escrow to the Wellstat Parties, and, to the extent applicable with respect to each such PDL Instrument, such PDL Instruments (and any documents contemplated thereby, including financing statement terminations) may at such time be dated the date of such release and filed and recorded by the Wellstat Parties and Diagnostics, or their respective designees as contemplated hereby; and
iii.PDL shall, at the Wellstat Parties’ cost and expense, following any Wellstat Party’s reasonable request, promptly take all other steps reasonably necessary to procure, execute and deliver any other appropriate documentation in form and substance reasonably satisfactory to the Wellstat Parties to terminate, release, or release of record all liens and security interests in the assets of each of the Wellstat Parties and Diagnostics granted in favor of PDL in connection with the transactions evidenced by this Agreement and/or any of the Documents. PDL shall, at the Wellstat Parties’ cost and expense, following any Wellstat Party’s reasonable request, promptly execute such other documents and take such other actions reasonably requested by the Wellstat Parties, or their respective designees, to effect, confirm, or evidence the above-described termination of the liens and security interests of PDL in the assets of the Wellstat Parties and Diagnostics and other releases and discharges contemplated hereby; and
b.immediately upon the account set forth on Exhibit B-2 or such other account as designated by PDL in accordance with the terms of this Agreement receiving such funds (i) all indebtedness, liabilities and obligations (including, for the avoidance of doubt, any contingent obligations) of Diagnostics and the Wellstat Parties hereunder and under any other Document shall be deemed automatically discharged, terminated, paid and satisfied in full and the Wellstat Parties, Diagnostics, and all other Obligors shall be automatically released and discharged from all such indebtedness, liabilities and obligations and (ii) the Escrow Agent shall transmit an electronic copy of the Limited Power of Attorney to the Wellstat Parties and promptly deliver the original to the Wellstat Parties by express overnight delivery or such other method as the Wellstat Parties may designate. Upon such account receiving such funds, PDL shall provide immediate written confirmation of such to the Wellstat Parties and the Escrow Agent.

Notwithstanding the foregoing, if payment is made directly to PDL at an In-Person Closing in accordance with Section 11(a)(ii), the consequences of payment set forth in this Section 13, shall occur immediately upon the Wellstat Parties handing to PDL a cashier’s check drawn on a bank reasonably acceptable to both PDL and the Wellstat Parties in the amount of the Total Settlement Amount Balance.
14.Withdrawal of Appeal and Discontinuance of the September 2015 and September 9 Letter Actions. Promptly upon this Agreement becoming effective, the Wellstat

Parties shall cause their attorneys to withdraw their appeal in the Supreme Court of the State of New York, Appellate Division, First Department, of the motion court’s September 11, 2019 order in the September 2015 Action and the September 12, 2019 order in the September 9 Letter Action and the Parties shall cause their respective attorneys to take such other actions as may be necessary in order to discontinue the September 2015 Action and the September 9 Letter Action with prejudice.

15.Release by PDL. Except for the Wellstat Parties’ obligations under this Agreement, including the obligation to pay the Total Settlement Amount Balance and the continuing security interests in the Collateral described in this Agreement, which are reaffirmed and ratified by this Agreement and shall secure the Total Settlement Amount Balance, which is a settlement and compromise of the balance due under the Documents, PDL, for itself and on behalf of any and all:
a.persons or entities which control, are controlled by or are under common control with PDL,
b.present or former officers, directors, partners, members, shareholders, direct and indirect owners, affiliates, principals (disclosed or undisclosed), agents, representatives, employees, administrators and legal representatives of PDL and/or any of the persons or entities referred to in clause (a) above, and
c.successors or assigns of PDL and/or any of the foregoing persons or entities (PDL, together with the persons and entities referred to in clauses (a) through (c), shall be collectively referred to herein as the “PDL Releasors”)

do hereby irrevocably and unconditionally release and forever discharge:
i.Diagnostics and the Wellstat Parties,

ii.any and all persons and entities which control, are controlled by or are under common control with the Wellstat Parties or Diagnostics,
iii. any and all present or former officers, directors, partners, members, shareholders, direct and indirect owners, affiliates, principals (disclosed or undisclosed), agents, representatives, employees, administrators and legal representatives of the Wellstat Parties or Diagnostics or any of the persons or entities referred to in clause (ii) above and
iv. any and all successors or assigns of the Wellstat Parties or Diagnostics and/or any of persons or entities referred to in clauses (ii) or (iii) above (the persons and entities referred to in clauses (i) through (iv) shall be collectively referred to herein as the “Wellstat Releasees”)

from any and all claims, accounts, actions, agreements, bonds, bills, causes of action, charges, controversies, complaints, contracts, covenants, damages, demands, dues, guaranties, judgments, liabilities, obligations, promises, specialties, sums of money or suits of any kind or nature whatsoever, whether in law, admiralty, equity, contract or otherwise based on any matter whatsoever, and whether known or unknown or foreseen or unforeseen or suspected or unsuspected, which the PDL Releasors may have had, now have, or may ever have against the Wellstat Releasees, singly or in any combination, on account of, arising out of, or in connection with any thing, cause, matter, transaction, act or omission of any nature whatsoever occurring before the Effective Date of this Agreement. For the avoidance of doubt, notwithstanding any waiver of rights contained herein, neither this section, nor any other provision of this Agreement shall be construed to waive or release any claims that the PDL Releasors otherwise may possess against any third party or the Wellstat Releasees accruing after the Effective Date of this Agreement.
16.Release by the Wellstat Parties and Diagnostics. Except for PDL’s obligations under this Agreement, including the obligation to accept the Total Settlement Amount Balance in full satisfaction of the larger balances that PDL contends are owed under the Loan Documents, the Wellstat Parties and Diagnostics, for themselves and on behalf of any and all:
a.persons or entities which control, are controlled by or are under common control with the Wellstat Parties and Diagnostics,
b.present or former officers, directors, partners, members, shareholders, direct and indirect owners, affiliates, principals (disclosed or undisclosed), agents, representatives, employees, administrators and legal representatives of the Wellstat Parties and Diagnostics and/or any of the persons or entities referred to in clause (a) above, and
c.successors or assigns of the Wellstat Parties or Diagnostics and/or any of the foregoing persons or entities (the Wellstat Parties and Diagnostics, together with the persons and entities referred to in clauses (a) through (c), shall be collectively referred to herein as the “Wellstat Releasors”)

do hereby irrevocably and unconditionally release and forever discharge:
i.PDL,
ii.any and all persons and entities which control, are controlled by or are under common control with PDL,
iii.any and all present or former officers, directors, partners, members, shareholders, direct and indirect owners, affiliates, principals (disclosed or undisclosed), agents, representatives,

employees, administrators and legal representatives of PDL or any of the persons or entities referred to in clause (ii) above and
iv.any and all successors or assigns of PDL and/or any of persons or entities referred to in clauses (ii) or (iii) above (the persons and entities referred to in clauses (i) through (iv) shall be collectively referred to herein as the “PDL Releasees”)

from any and all claims, accounts, actions, agreements, bonds, bills, causes of action, charges, controversies, complaints, contracts, covenants, damages, demands, dues, guaranties, judgments, liabilities, obligations, promises, specialties, sums of money or suits of any kind or nature whatsoever, whether in law, admiralty, equity, contract or otherwise based on any matter whatsoever, and whether known or unknown or foreseen or unforeseen or suspected or unsuspected, which the Wellstat Releasors may have had, now have, or may ever have against the PDL Releasees, singly or in any combination, on account of, arising out of, or is in connection with any thing, cause, matter, transaction, act or omission of any nature whatsoever occurring before the Effective Date of this Agreement. For the avoidance of doubt, notwithstanding any waiver of rights contained herein, neither this release, nor any other provision of this Agreement shall be construed to waive or release any claims that the Wellstat Releasors otherwise may possess against any third party or the PDL Releasees accruing after the Effective Date of this Agreement.
17.Settlement of Disputed Claims. This Agreement is a final settlement of disputed contentions by the Parties. Neither this Agreement, nor any of the terms contained herein, nor any payment made pursuant to such terms, shall be construed as or deemed to be evidence of any admission of the truth of the specific allegations concerning the September 2015 Action or the September 9 Letter Action or the merits of the Parties’ defenses to such allegations, but this Agreement shall constitute a final irrevocable agreement that, as of the Effective Date, the Wellstat Parties presently shall and do owe the Total Settlement Amount Balance, without any defense, counterclaim or offset, other than as expressly provided herein. Any payments made or caused to be made by the Wellstat Parties in respect of the Total Settlement Amount Balance received by PDL and any other payments received after the Effective Date by PDL from any other source in payment or partial satisfaction of the Obligations (including, without limitation, proceeds from the sale of the BioVeris license referred to in Section 5.g or proceeds of any collection, sale, foreclosure or other realization (net of reasonable and documented costs and expenses in connection therewith, if any) upon any initial disposition of the Collateral under the NYUCC or other Applicable Law, without duplication of such amounts so realized or otherwise received by PDL), shall, in each case, be applied to reduce the Total Settlement Amount Balance on a dollar-for-dollar basis. For the avoidance of doubt, any payment that may be received by PDL as compensation for the transfer or sale of its rights under this Agreement shall not reduce the Total Settlement Amount Balance. Nothing herein shall be construed to waive or release any defenses, claims, or offsets that any Party otherwise may possess against any third party or any other Party accruing after the Effective Date of this Agreement, which are expressly reserved.
18.Advice of Counsel. Each of the Parties has received advice of counsel of its own choosing in negotiation for and preparation of this Agreement. Each of the Parties has participated in the drafting of this Agreement. Therefore, any law, legal decision or rule of construction of contracts resolving ambiguities against the drafting party shall be inapplicable to the Agreement.
19.Acknowledgement. It is understood and agreed that the facts upon which this Agreement are based may hereafter turn out to be other or different than the facts now known by any of the Parties, or believed by any of them to be true. Each of the Parties expressly accepts and assumes the risk of the facts turning out to be different, and agrees that the present Agreement shall be in all respects effective and not subject to termination, rescission, or modification by reason of any such change in, or understanding of, the facts.

20.Representations. Each of the Parties represents and warrants to the other Parties as of the date hereof that (i) in the case of a Party that is not a natural person, the board of directors, managers or other similar governing body of such Party has approved this Agreement and the transactions contemplated hereby and such Party has the corporate or other organizational power and authority to execute, deliver and perform its obligations under this Agreement and to effect the transactions contemplated hereby (including, for the avoidance of doubt to amend the Documents as set forth herein), (ii) the execution, delivery and performance of this Agreement have been duly authorized by it, (iii) this Agreement constitutes its respective valid and binding obligation, enforceable in accordance with its terms (subject to the effects of bankruptcy and insolvency laws and principles of equity), and (iv) all consents, authorizations and approvals required for the execution and delivery by it of this Agreement, and the performance by it of its obligations hereunder have been obtained and remain in full force and effect.
a.PDL represents and warrants to Diagnostics and the Wellstat Parties that, as of the date hereof, (i) it remains the Agent and the sole Lender (as such terms are defined in the Prior Loan Agreement) under the Documents, (ii) it has not disposed of, assigned, transferred to any third party, or suffered, allowed, or permitted any lien to exist on, the Documents or any of the obligations contained therein and (iii) it has not disposed of, assigned, or transferred to any third party any of its interests, rights, and remedies under the Documents or otherwise with respect to any of the obligations contained therein.
b. PDL represents and warrants to Diagnostics and the Wellstat Parties that, as of the date hereof and through the Closing Date of the Asset Transfer Agreement, it has not assigned, encumbered (other than encumbrances which are ATA Permitted Liens, as such term is defined in the Asset Transfer Agreement), or transferred to any third party any interests in the Diagnostics Assets acquired through the May 24, 2017, receivership sale.

21.No other Representations or Warranties. This Agreement constitutes the entire settlement agreement of the Parties hereto resolving the disputes over their rights and obligations under the Documents and supersedes any other agreements, representations or warranties, whether oral or written, between or among the Parties, including with respect to the balance due and owing by the Wellstat Parties under the Documents. It incorporates by reference, reaffirms and ratifies the grants of security interests in the Collateral to secure the Obligations (as amended and restated hereby) pursuant to the Documents as amended hereby, including the Deed of Trust, but no other rights or obligations of any of the Parties not expressly set forth or incorporated herein. Other than representations and warranties specifically expressed in this Agreement, no representation or warranty has been made by any of the Parties and each Party specifically disclaims any reliance on any representation or warranty other than what is set forth in this Agreement in executing this Agreement. To the extent that there is any conflict between the provisions of this Agreement and the provisions of any other agreement, including the Escrow Agreement or the Documents, the provisions of this Agreement shall govern.
22.Mutual Non-Disparagement. The Parties agree not to intentionally make, or intentionally cause any other Person to make, any public statement that is intended to criticize or disparage any of the other Parties, any of their affiliates, or any of their respective officers, managers or directors. The restrictions in this Section 22 do not apply to statements made in response to a subpoena, an inquiry by a government or government agency, to any statement in a court proceeding or filing, or to any statement otherwise required to be made by law.
23.Further Acknowledgement. The Parties acknowledge that this Agreement is intended to settle disputed allegations that were asserted in the September 2015 Action and the September 9 Letter Action, the merits of which will not be finally determined in the courts. PDL hereby withdraws its allegations that Wellstat Diagnostics and its officers utilized funds in a manner that amounted to a breach of the Documents or that was otherwise improper. The Wellstat Parties and Diagnostics hereby withdraw their allegations that PDL improperly interfered in the operations or management of Diagnostics or any other Wellstat Company.
24.Governing Law/Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of New York and the laws of the United States where applicable, except as to the paragraph 8 of this Agreement, which paragraph shall be governed by and construed in accordance with the laws of the State of Maryland and the laws of the United States where applicable. Any dispute or claim arising out of or relating to this Agreement shall be brought in the Supreme Court of the State of New York, County of New York and the Parties hereby submit to the personal jurisdiction of that court with respect to any such dispute or claim. Notwithstanding the forgoing, any action to confess judgment pursuant to paragraph 8 of this Agreement shall be brought in the Courts of the State of Maryland, and the Parties hereby submit to the personal jurisdiction of that court with respect to any such dispute or claim.
25.Modification. No modification, alteration, change or amendment of the terms of this Agreement, including the Exhibits hereto, shall be binding upon the Parties hereto unless reduced to writing and duly executed by each of them. If PDL desires to designate an account other than the account as set forth on Exhibit B-2 as its account to receive the wires set forth herein, it shall notify the Wellstat Parties in writing at least five (5) Business Days prior to any scheduled payment hereunder and the parties shall promptly execute an amendment to this Agreement and to affect this change and deliver a joint instruction to the Escrow Agent notifying it of such change.
26.Counterparts. This Agreement may be executed in one or more counterparts which, when taken together, shall be the same as if a single document shall have been executed on the day and year first written.

27.Further Assurances. The Parties agree to cooperate in all reasonable respects and to execute and deliver any and all supplementary documents, and to take all additional actions that may be reasonably necessary or appropriate to give full force and effect to the terms of this Agreement, the PDL Instruments and any other lien releases provided for or contemplated hereby.
28.Confidentiality. Each Party hereto shall keep confidential and not divulge to any person, without the prior written consent of PDL in the case of the Wellstat Parties and Diagnostics and of Wellstat Management Company, LLC in the case of PDL, the Total Settlement Amount Balance, any other term or provision of this Agreement or the agreements contemplated hereby (other than the PDL Instruments upon release thereof in accordance with the terms of this Agreement, but including, for the avoidance of doubt, the Asset Transfer Agreement) or a copy of all or any portion of this Agreement or any agreement contemplated hereby (other than the PDL Instruments upon release thereof in accordance with the terms of this Agreement, but including, for the avoidance of doubt, the Asset Transfer Agreement), except: (a) in connection with a proceeding to enforce such Party’s rights under this Agreement, (b) to such Party’s Affiliates, participants, agents, attorneys, accountants and consultants, to the extent necessary to enable such persons to perform their respective responsibilities and services concerning, for example, financial reporting and the preparation and filing of income tax returns (and each Party shall insure that each of such Party’s recipients is made aware of the confidential nature of this Agreement and the terms and provisions hereof), (c) by the Wellstat Parties to prospective lenders and investors who agree to keep them confidential and not use them except in consideration of any transaction with one or more of the Wellstat Parties, (d) upon any release contemplated by Section 5 or Section 13 of this Agreement, disclosures as may be reasonably required to evidence such release in the public record or otherwise, or (e) to the extent required by law, including but limited to any disclosures required under U.S. securities laws. Notwithstanding the foregoing, the Parties may disclose any term or provision of this Agreement that is already a part of the public record. Further, nothing in this provision is intended to prevent the public filing of any action pursuant to paragraph 8 of this Agreement.
29.Fees. Each Party is responsible for the payment of its own fees in connection with the negotiation, drafting and implementation of this Agreement.
30.Assignment; Binding Effect. Each of this Agreement and each of the other agreements contemplated hereby is binding upon and shall inure to the benefit of each Party hereto, and each of its successors and assigns. Any such successors and assigns of PDL shall execute and deliver to the Escrow Agent any and all replacements for the PDL Instruments as may be necessary to effectuate and/or consummate the transactions contemplated by this Agreement as promptly as possible after the effectiveness of any such succession or assignment; provided that if PDL becomes entitled to enforce its remedies pursuant to Section 12, such execution and delivery shall not be required after such time.
31.No Third-Party Beneficiaries. This Agreement is for the sole benefit of the Parties, and nothing herein expressed or implied shall give or be construed to give any other Person any legal or equitable rights hereunder.

32.Notices. All notices, requests, demands, document deliveries and other communications under this Agreement shall be in writing and shall be deemed to have been duly given, provided, made or received (a) when delivered personally, (b) when sent by electronic mail (“e-mail”) or facsimile mail (in each case, on electronic confirmation of delivery), (c) one (1) Business Day after deposit with an overnight courier service (providing proof of delivery) or (d) three (3) Business Days after mailed by certified or registered mail, return receipt requested, with postage prepaid to the parties at the following addresses or e-mail addresses (or at such other address, e-mail address or facsimile number for a Party as shall be specified by like notice):

If to PDL: PDL BioPharma, Inc. 932 Southwood Boulevard Incline Village,
                Nevada 89451 Attention: General Counsel
Telephone (775) 832-8500
Facsimile: (775) 832-8501

and with a simultaneous copy (which shall not constitute notice)
to:

Gibson Dunn & Crutcher LLP
200 Park Avenue
New York, New York 10166
Attention: Robert Weigel
Facsimile: 212-351-4035
Email: rweigel@gibsondunn.com

If to Diagnostics: Defined Diagnostics, LLC
14200 Shady Grove Road
Suite 600 Rockville, Maryland 20850
Attn: Managing Member – FORMAL NOTICE
Telephone: (240) 631-2500
Facsimile: (240) 683-5830
E-mail: nwohlstadter@wellstat.com

with a simultaneous copy to:

Defined Diagnostics, LLC
14200 Shady Grove Road
Suite 600
Rockville, Maryland 20850
Attn: Legal Department – FORMAL NOTICE
Telephone: (240) 631-2500
Facsimile: (240) 683-5830
E-mail: fbragg@wellstat.com

and with a simultaneous copy (which shall not constitute notice)
to:

Arnold & Porter Kaye Scholer, LLP
250 West 55th Street
New York, NY 10019
Attention: James Catterson
Eric N. Whitney
Facsimile: (212) 836-8689
E-mail: james.catterson@arnoldporter.com;
eric.whitney@arnoldporter.com

If to Wellstat Parties: Wellstat Management Company, LLC

14200 Shady Grove Road
Suite 600
Rockville, Maryland 20850
Attn: Managing Member – FORMAL NOTICE
Telephone: (240) 631-2500
Facsimile: (240) 683-5830
E-mail: nwohlstadter@wellstat.com

with a simultaneous copy to:

Wellstat Management Company, LLC
14200 Shady Grove Road
Suite 600
Rockville, Maryland 20850
Attn: Legal Department – FORMAL NOTICE
Telephone: (240) 631-2500
Facsimile: (240) 683-5830
E-mail: fbragg@wellstat.com

and with a simultaneous copy (which shall not constitute notice) to:
Arnold & Porter Kaye Scholer, LLP
250 West 55th Street
New York, NY 10019
Attention: James Catterson
Eric N. Whitney
Facsimile: (212) 836-8689
E-mail: james.catterson@arnoldporter.com;
eric.whitney@arnoldporter.com

[SIGNATURES TO FOLLOW]

IN WITNESS THEREOF, the parties have entered into this Agreement as of the date first above written.
PDL BIOPHARMA, INC.
By: ____________________________
Name:
Title:

DEFINED DIAGNOSTICS, LLC
(f/k/a WELLSTAT DIAGNOSTICS, LLC)

By: ____________________________
Name: Nadine H. Wohlstadter
Title: Managing Member

WELLSTAT BIOCATALYSIS, LLC
By: ____________________________
Name: Nadine H. Wohlstadter
Title: Managing Member

WELLSTAT BIOLOGICS CORPORATION
By: ____________________________
Name: Nadine H. Wohlstadter
Title: President

WELLSTAT IMMUNOTHERAPEUTICS, LLC
By: ____________________________
Name: Nadine H. Wohlstadter
Title: Managing Member

WELLSTAT MANAGEMENT COMPANY, LLC
By: ____________________________
Name: Nadine H. Wohlstadter
Title: Managing Member

HYPERION CATALYSIS INTERNATIONAL
By: ____________________________
Name: Nadine H. Wohlstadter
Title: President

WELLSTAT AVT INVESTMENT LLC
By: ____________________________
Name: Nadine H. Wohlstadter
Title: Managing Member

WELLSTAT THERAPEUTICS CORPORATION
By: ____________________________
Name: Nadine H. Wohlstadter
Title: President

WELLSTAT VACCINES, LLC
By: ____________________________
Name: Nadine H. Wohlstadter
Title: Managing Member

HEBRON VALLEY FARMS, INC.
By: ____________________________
Name: Nadine H. Wohlstadter
Title: Secretary

SJW PROPERTIES, INC.
By: ____________________________
Name: Nadine H. Wohlstadter
Title: Secretary

HVF, INC.
By: ____________________________
Name: Nadine H. Wohlstadter
Title: Secretary

NHW, LLC
By: ____________________________
Name: Nadine H. Wohlstadter
Title: Managing Member

DUCK FARM, INC.
By: ____________________________
Name: Nadine H. Wohlstadter
Title: Secretary

WELLSTAT OPHTHALMICS CORPORATION
By: ____________________________
Name: Nadine H. Wohlstadter
Title: President

WELLSTAT THERAPEUTICS EU LIMITED
By: ____________________________
Name: Nadine H. Wohlstadter
Title: President

HYPERION CATALYSIS EU LIMITED
By: ____________________________
Name: Nadine H. Wohlstadter Title: President

_____________________________________
Nadine H. Wohlstadter
_____________________________________
Samuel J. Wohlstadter

ACKNOWLEDGED AND AGREED:

Fidelity National Title Insurance Company, as Escrow Agent

By: ____________________________
Name:
Title:

SCHEDULE A
DEFINITIONS

As used in the Agreement, the following terms has the meaning given to them in the NYUCC: “Account”, “Chattel Paper”, “Commercial Tort Claims”, “Deposit Accounts”, “Electronic Chattel Paper”, “Equipment”, “Fixtures”, “Goods”, “Inventory”, “Letter-of-Credit Rights”, “Payment Intangibles”, “Proceeds”, and “Supporting Obligations”.

As used in the Agreement, the following terms shall have the following definitions:

“Advance $5,000,000 Payment” means an optional payment of $5,000,000 to be made or caused to be made by the Wellstat Parties to the Escrow Agent by the Diagnostics Payment Date or made or caused to be made by the Wellstat Parties to the Escrow Agent by the Diagnostics Outside Payment Date.

“Affiliate” of any specified Person means any other Person, directly or indirectly, controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, “control” when used with respect to any Person means (i) the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise or (ii) the power, directly or indirectly, to vote ten percent (10%) or more of the capital stock having ordinary voting power for the election of directors (or similar Persons) of such Person.

“Agreement” has the meaning assigned to it in the preamble.

“Applicable Law” means all applicable provisions of all (i) constitutions, treaties, statutes, laws, rules, regulations and ordinances of any Governmental Authority, (ii) authorizations, consents, approvals, permits or licenses issued by, or a registration or filing with, any Governmental Authority and (iii) orders, decisions, judgments, awards and decrees of any Governmental Authority (including common law and principles of public policy).

“Asset Transfer Agreement” means that certain Asset Transfer Agreement, dated as of the date hereof, by and between Defined Diagnostics, LLC (f/k/a Wellstat Diagnostics LLC), as transferee, and PDL BioPharma, Inc., as transferor, together with all exhibits, schedules and other documents attached thereto, as may be amended, modified, supplemented or waived from time to time in accordance therewith, in the form attached hereto as Exhibit G.

“BioVeris” means BioVeris Corporation, a Delaware corporation.

“BioVeris License Agreement” means that certain License Agreement between BioVeris and 32 Mott Street Acquisition II, LLC (n/k/a Defined Diagnostics, LLC) dated June 26, 2007.

“Business Day” means any day other than a Saturday or Sunday, a legal holiday or a day on which commercial banks in New York, New York are authorized or required by law to be closed.

“Collateral” means, (a) with respect to Samuel J. Wohlstadter and Nadine H. Wohlstadter, all Pledged Stock in Diagnostics and any Wellstat Company now owned by such Grantor, including all dividends, distributions, cash and other property or proceeds received, receivable or otherwise distributed in respect of or in exchange for any of the foregoing, and (b) with respect to any Grantor (other than Samuel J. Wohlstadter or Nadine H. Wohlstadter), all of the following property now owned by such Grantor or in which such Grantor now has any right, title or interest, which has not been released by PDL or by applicable law, but excluding the Diagnostics Assets:
(i) the Virginia Real Property, and

(ii)
a.all Accounts;
b.all Chattel Paper, including tangible chattel paper and Electronic Chattel Paper;
c.all Goods;
d.all UCC Documents;
e.all Equipment;
f.all Fixtures;
g.all General Intangibles, including all Payment Intangibles;
h.all UCC PDL Instruments;
i.all Intellectual Property;
j.all Inventory;
k.all Investment Property;
l.all Leases;
m.all Letter-of-Credit Rights;
n.all money;
o.all Supporting Obligations;
p.all tort claims, including Commercial Tort Claims;
q.all Deposit Accounts, all claims now therefrom, all funds now held therein, all amounts now credited thereto and all certificates and PDL Instruments, if any, from time to time representing or evidencing such bank accounts;
r.all other property not otherwise described above;
s.all books and records pertaining to the Collateral; and
t.to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing.

Notwithstanding anything herein to the contrary, in no event shall the Collateral include or the security interest granted under this Agreement attach to any lease, license, contract, property rights or agreement to which any Grantor is a party or any of its rights or interests thereunder if and for so long as the grant of such security interest shall constitute or result in (i) the abandonment, invalidation or unenforceability of any right, title or interest of any Grantor therein or (ii) a breach or termination pursuant to the terms of, or a default under, any such lease, license, contract, property rights or agreement (other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other Applicable Law (including the Bankruptcy Code) or principles of equity); provided however that the Collateral
Schedule A - 2

shall include and such security interest shall attach immediately at such time as the condition causing such abandonment, invalidation or unenforceability shall be remedied and to the extent severable, shall attach immediately to any portion of such lease, license, contract, property rights or agreement that does not result in any of the consequences specified in clause (i) or (ii) above.

“Completed a Wire Transfer” means that a wire transfer is evidenced by Escrow Agent’s receipt of a Federal Reference Number on its wire transfer.

“Copyrights” means all rights, title and interests (and all related IP Ancillary Rights) arising under any Applicable Law in copyrights and all mask work, database and design rights, whether or not registered or published, all registrations and recordations thereof and all applications in connection therewith.

“Deed of Trust” means the Deed of Trust dated March 20, 2013 granted by Duck Farm, Inc., Hebron Valley Farms, Inc., HVF, Inc., NHW, LLC, and SJW Properties, Inc., a true and correct copy of which is attached hereto as Exhibit H.

“Deed of Trust Release” means a duly executed Certificate and Affidavit of Satisfaction in the form attached hereto as Exhibit D.

“Diagnostics” has the meaning assigned to it in the preamble.

“Diagnostics Assets” means Diagnostics’ assets acquired through the May 24, 2017 receivership sale to PDL and, to the extent they exist as of the Effective Date, the assets to be transferred pursuant to the terms and conditions of the Asset Transfer Agreement.

“Diagnostics Outside Payment Date” means on or before 11:59 AM EST on April 21, 2021.

“Diagnostics Payment Date” means on or before 11:59 AM EST on February 10, 2021.

“Diagnostics Pledged Stock” means all Stock and Stock Equivalents (including, for the avoidance of doubt, Pledged Stock) issued by Diagnostics to any Grantor.

“Documents” means, collectively, all documents and agreements by and among the Parties relating to any commercial transaction that was ever contemplated or consummated between PDL on the one hand and any of the Wellstat Parties or Diagnostics on the other hand before the date of this Agreement, including, but not limited to, the documents identified on attached Schedule B, in each case, as amended, amended and restated, supplemented or otherwise modified prior to the Effective Date.

“Effective Date” has the meaning assigned to it in Section 2 of this Agreement.

“Escrow Agent” means Fidelity National Title Insurance Company.

“Escrow Agreement” means that certain Escrow Agreement dated as of August 10, 2020, by and among PDL, Diagnostics, the Wellstat Parties and Escrow Agent, as may be amended, modified, supplemented or waived from time to time in accordance therewith.
Schedule A - 3

“Final Payment Date” means on or before 11:59 AM EST on July 26, 2021.

“Final Payment Wire” has the meaning set forth in Section 12.

“General Intangibles” means all “general intangibles” as such term is defined in Section 9-102(42) of the NYUCC as in effect on the date hereof and, in any event, including, without limitation, with respect to any Grantor, all contracts, agreements, PDL Instruments and indentures and all licenses and permits issued by Governmental Authorities in any form, and portions thereof, to which such Grantor is a party or under which such Grantor has any right, title or interest or to which such Grantor or any property of such Grantor is subject, as the same may from time to time be amended, supplemented, replaced or otherwise modified, including, without limitation, (i) all rights of such Grantor to receive moneys due and to become due to it thereunder or in connection therewith; (ii) all rights of such Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect thereto; (iii) all rights of such Grantor to damages arising thereunder; (iv) all rights of such Grantor to receive any tax refunds; and (v) all rights of such Grantor to terminate and to perform, to compel performance and to exercise all remedies thereunder.

“Governmental Authority” means any nation or government, any state, province, municipality or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank), and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

“Grantors” means, collectively, the Wellstat Parties, and “Grantor” shall mean any one of them.

“Initial Settlement Payment” means an initial settlement payment of $7,500,000 to be made by the Wellstat Parties to PDL.

“Intellectual Property” means all rights, title and interests in intellectual property arising under any Applicable Law and all IP Ancillary Rights relating thereto, including all Copyrights, Patents, Trademarks, Internet Domain Names, Trade Secrets, industrial designs, integrated circuit topographies, and rights under IP Licenses.

“Intellectual Property Security Agreements” means, collectively, (i) the Patent Security Agreement, dated November 2, 2012, made by Defined Diagnostics (f/k/a Wellstat Diagnostics LLC) in favor of PDL BioPharma, Inc., (ii) the Patent Security Agreement, dated August 20, 2013, made by Wellstat Therapeutics LLC in favor of PDL BioPharma, Inc., (iii) the Patent Security Agreement, dated August 20, 2013, made by Wellstat BioCatalysis LLC in favor of PDL BioPharma, Inc., (iv) the Patent Security Agreement, dated August 20, 2013, made by Wellstat Vaccines LLC in favor of PDL BioPharma, Inc., (v) the Patent Security Agreement, dated August 20, 2013, made by Wellstat Ophthalmics LLC in favor of PDL BioPharma, Inc., (vi) the Patent Security Agreement, dated August 20, 2013, made by Hyperion Catalysis International, (vii) the Patent Security Agreement, dated August 20, 2013, made by Wellstat
Schedule A - 4

Biologics LLC, (viii) the Patent Security Agreement, dated August 20, 2013, made by Wellstat ImmunoTherapeutics, LLC in favor of PDL BioPharma, Inc., (ix) the Trademark Security Agreement, dated August 20, 2013, made by Wellstat Management Company, LLC in favor of PDL BioPharma, Inc., (x) the Trademark Security Agreement, dated August 20, 2013, made by Wellstat Therapeutics Corporation, (xi) the Trademark Security Agreement, dated August 20, 2013, made by Wellstat Biologics LLC in favor of PDL BioPharma, Inc., and (xii) the Patent Security Agreement, dated August 15, 2013, made by Defined Diagnostics (f/k/a Wellstat Diagnostics LLC) in favor of PDL BioPharma, Inc.

“Internet Domain Name” means all right, title and interest (and all related IP Ancillary Rights) arising under any Applicable Law in internet domain names.

“Investment Property” means the collective reference to (i) all “investment property” as such term is defined in Section 9-102(48) of the NYUCC on the date hereof including, without limitation, all certificated securities and uncertificated securities, all security entitlements, all securities accounts, all commodity contracts and all commodity accounts; (ii) security entitlements, in the case of any United States Treasury book-entry securities, as defined in 31 C.F.R. § 357.2, or, in the case of any United States federal agency book-entry securities, as defined in the corresponding United States federal regulations governing such book-entry securities; and (iii) whether or not constituting “investment property” as so defined, all Pledged Notes, all Pledged Stock, all Pledged Debt Securities and all Pledged Commodity Contracts.

“IP Ancillary Rights” means, with respect to an item of Intellectual Property all foreign counterparts to, and all divisionals, reversions, continuations, continuations-in-part, reissues, reexaminations, renewals and extensions of, such Intellectual Property and all income, royalties, proceeds and liabilities at any time due or payable or asserted under or with respect to any of the foregoing or otherwise with respect to such Intellectual Property, including all rights to sue or recover at law or in equity for any past, present or future infringement, misappropriation, dilution, violation or other impairment thereof, and, in each case, all rights to obtain any other IP Ancillary Right.

“IP License” means all contractual obligations (and all related IP Ancillary Rights), whether written or oral, granting any right, title and interest in any Intellectual Property.

“Lease” means any lease of personal property under which any Grantor is the lessee.

“Lien Release” means a duly executed Release of Security Interests and Authorization to File UCC Financing Statements in the form attached hereto as Exhibit C.

“Limited Power of Attorney” means a duly executed Limited Power of Attorney in the form attached hereto as Exhibit I.

“Notes” means, collectively, each promissory note issued by any Obligor(s) to or for the benefit of PDL.

“NYUCC” means the Uniform Commercial Code as in effect in the State of New York from time to time.
Schedule A - 5

“Obligations” means the Total Settlement Amount Balance.

“Obligors” shall mean, collectively, Diagnostics, the Wellstat Parties, and all other affiliates of Diagnostics or the Wellstat Parties that are party to any Documents, and “Obligor” shall mean any one of them.

“Parties” has the meaning assigned to it in the preamble.

“Patent Security Agreement” means, collectively, each patent security agreement delivered by any Obligor in connection with the Documents.

“Patent Security Agreement Releases” means, collectively, each duly executed Release of Patent Security Agreement in the forms attached as Exhibit E for each Intellectual Property Security Agreement that is a Patent Security Agreement.

“Patents” means all (i) all patents and certificates of invention, or similar property rights, and applications for any of the foregoing, of the United States, any other country or any political subdivision thereof, (ii) all reissues, divisions, continuations, continuations-in-part, extensions, renewals, and reexaminations thereof, (iii) all rights corresponding thereto throughout the world, (iv) all inventions and improvements described therein, (v) all rights to sue for past, present and future infringements thereof, (vi) all licenses, claims, damages, and proceeds of suit arising therefrom, (vii) all proceeds of the foregoing, including, without limitation, licenses, royalties, and income, and (viii) without duplication, all IP Ancillary Rights in respect of the foregoing.

“PDL” has the meaning assigned to it in the preamble.

“PDL Instruments” means, collectively, the Lien Release, the Deed of Trust Release, the Trademark Security Agreement Releases, the Patent Security Agreement Releases, the Term Note dated as of November 2, 2012 among Wellstat Diagnostics, LLC as borrower and PDL BioPharma, Inc. as lender, the Term Note dated as of August 15, 2013 among Wellstat Diagnostics, LLC as borrower and PDL BioPharma, Inc. as lender, any additional Notes identified after the Effective Date that have been delivered to the Escrow Agent pursuant to Section 7 of this Agreement, all Possessory Collateral and the Limited Power of Attorney.

“PDL Releasees” has the meaning assigned to it in Section 16 of this Agreement.

“PDL Releasors” has the meaning assigned to it in Section 15 of this Agreement.

“Permitted Lien” means any mortgage, pledge, hypothecation, collateral assignment, lien (statutory or otherwise), preference, adverse claim, priority, charge, sale, transfer, license, lease or other disposition or encumbrance (i) that would have constituted a “Permitted Lien” as defined in the Documents prior to giving effect to this Settlement Agreement, (ii) is granted under this Agreement, (iii) securing debt permitted under Section 9 of this Agreement.

Schedule A - 6

“Person” means any natural person, corporation, partnership, trust, limited liability company, association, Governmental Authority or unit, or any other entity, whether acting in an individual, fiduciary or other capacity.

“Pledged Commodity Contracts” means all commodity contracts to which any Grantor is party from time to time.

“Pledged Debt Securities” means any certificates, options, rights or security entitlements of any nature whatsoever in respect of the debt securities of any Person that may be issued or granted to, or held by, any Grantor.

“Pledged Notes” means all intercompany notes at any time issued to any Grantor and all other promissory notes issued to or held by any Grantor.

“Pledged Stock” means the shares of capital stock, stock equivalents or other equity interests owned at any time or from time to time by any Grantor, together with any other shares, stock certificates, options, rights or security entitlements of any nature whatsoever in respect of the capital stock or other equity interests of any Person that may be issued or granted to, or held by, any Grantor.

“Possessory Collateral” means all physical collateral previously delivered by the Obligors to PDL under or in connection with the Documents.

“PTO” means the United States Patent and Trademark Office.

“Scheduled Final Payment” means the payment of (i) $55,000,000 to be made or caused to be made by the Wellstat Parties to the Escrow Agent by the Final Payment Date if the Wellstat Parties make or cause to be made the Advance $5,000,000 Payment by the Diagnostics Payment Date, (ii) $62,500,000 if the Advance $5,000,000 Payment is not paid by the Diagnostics Payment Date, but is made prior to the Final Payment Date, or (iii) $67,500,000 if the Advance $5,000,000 Payment is not paid, in each case as such Scheduled Final Payment shall be reduced on a dollar-for-dollar basis by payment of all or any portion of the Total Settlement Amount by or on behalf of the Wellstat Parties in excess of the Initial Settlement Payment and Advance $5,000,000 Payment pursuant to the terms hereof or the receipt of any proceeds by PDL from the sale of the BioVeris license pursuant to the terms hereof.

“September 2015 Action” has the meaning assigned to it in Recital A.

“September 9, 2014 Letter” has the meaning assigned to it in Recital B.

“September 9 Letter Action” has the meaning assigned to it in Recital B.

“Stock” means all shares of capital stock (whether denominated as common stock or preferred stock), equity interests, beneficial, partnership or membership interests, joint venture interests, participations or other ownership or profit interests in, or equivalents (regardless of how designated) of, a Person (other than an individual), whether voting or non-voting.

Schedule A - 7

“Stock Equivalent” means all securities convertible into or exchangeable for Stock or any other Stock Equivalent and all warrants, options or other rights to purchase, subscribe for or otherwise acquire any Stock or any other Stock Equivalent, whether or not presently convertible, exchangeable or exercisable.

“Total Settlement Amount Balance” means the amounts specified in Section 4 herein.

“Trademark Security Agreement” means, collectively, each trademark security agreement delivered by any Obligor in connection with the Documents.

“Trademark Security Agreement Releases” means, collectively, each duly executed Release of Trademark Security Agreement in the forms attached as Exhibit F for each Intellectual Property Security Agreement that is a Trademark Security Agreement.

“UCC” means the Uniform Commercial Code as in effect in any jurisdiction. References to particular sections of Article 9 of the UCC shall be, unless otherwise indicated, references to revised Article 9 of the UCC adopted and effective in certain jurisdictions on or after July 1, 2001.

“UCC Documents” shall have the meaning given to the term “Documents” in the NYUCC.

“UCC PDL Instruments” shall have the meaning given to the term “PDL Instruments” in the NYUCC.

“Virginia Real Property” means the real property described in the Deed of Trust that has not been previously voluntarily released by PDL.

“Wellstat Company” means each of the Wellstat Parties other than Samuel J. Wohlstadter and Nadine H. Wohlstadter.

“Wellstat Parties” has the meaning assigned to it in the preamble.

“Wellstat Releasees” has the meaning assigned to it in Section 15 of this Agreement.

“Wellstat Releasors” has the meaning assigned to it in Section 16 of this Agreement.
The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise (a) any reference herein to any Person shall be construed to include such Person’s successors and assigns (subject to any restrictions on assignments set forth herein) and, in the case of any Governmental Authority, any other Governmental Authority that shall have succeeded to any or all functions thereof and (b) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof.
Schedule A - 8

SCHEDULE B

Documents

1.Loan Agreement dated as of March 21, 2012, among Samuel J. Wohlstadter and Nadine H. Wohlstadter, as borrowers, PDL BioPharma, Inc., as lender, and Wellstat Therapeutics Corporation and Wellstat Biologics Corporation.

2.Balloon Promissory Note dated as of March 21, 2012, among Samuel J. Wohlstadter and Nadine H. Wohlstadter, as borrowers, and PDL BioPharma, Inc. as lender.

3.Guaranty dated as of March 21, 2012, among Hebron Valley Farms, Inc. and SJW Properties, Inc. as guarantors, and PDL BioPharma, Inc. as lender.

4.Deed of Trust, dated as of March 21, 2012, among Hebron Valley Farms, Inc. and SJW Properties, Inc., as grantors, Walker Title, LLC, as trustee, and PDL BioPharma, Inc., as beneficiary.

5.Credit Agreement, dated as of November 2, 2012, among Wellstat Diagnostics, LLC, as Borrower, PDL BioPharma, Inc., as lender, and PDL BioPharma, Inc., as agent.

6.Guarantee and Pledge Agreement dated as of November 2, 2012 by Samuel J. Wohlstadter and Nadine H. Wohlstadter, as pledgors, in favor of PDL BioPharma, Inc. as collateral agent.

7.Borrower Security Agreement dated as of November 2, 2012 by Wellstat Diagnostics, LLC, as grantor, in favor PDL BioPharma, Inc., as collateral agent.

8.Patent Security Agreement dated as of November 2, 2012 among Wellstat Diagnostics, LLC, as grantor.

9.Term Note dated as of November 2, 2012 among Wellstat Diagnostics, LLC as borrower and PDL BioPharma, Inc. as lender.

10.Subordination Agreement and Acknowledgement dated as of November 2, 2012 among Samuel J. Wohlstadter and Nadine H. Wohlstadter as junior lenders, and PDL BioPharma, Inc. as senior lender.

11.Side Letter dated as of October 31, 2012, among Wellstat Diagnostics, LLC and PDL BioPharma, Inc.

12.Tranche B-1 Term Note dated as of January 29, 2013 among Wellstat Diagnostics, LLC as borrower and PDL BioPharma, Inc. as lender and PDL BioPharma Inc. as agent.

13.Reaffirmation and Grant of Security Interest dated as of January 29, 2013 among Wellstat Diagnostics, LLC as borrower and PDL BioPharma, Inc. as collateral agent.

14.Tranche B-2 Term Note dated as of February 6, 2013 among Wellstat Diagnostics, LLC as borrower and PDL BioPharma, Inc. as lender.

15.Tranche B-3 Term Note dated as of February 13, 2013 among Wellstat Diagnostics, LLC as borrower and PDL BioPharma, Inc. as lender.

16.Pre-Negotiation Agreement dated as of February 6, 2013 among Wellstat Diagnostics, LLC as borrower and PDL BioPharma, Inc. as agent.

17.Term Sheet dated as of February 15, 2013 among Wellstat Diagnostics, LLC as borrower and PDL BioPharma, Inc. as agent.

18.Tranche B Term Note dated as of February 13, 2013 among Wellstat Diagnostics, LLC as borrower and PDL BioPharma, Inc. as lender.

19.Tranche B-4 Term Note dated as of February 27, 2013 among Wellstat Diagnostics, LLC as borrower and PDL BioPharma, Inc. as lender.

20.Any other Forbearance Notes executed in connection or contemporaneously with the below Forbearance Agreement

21.Forbearance Agreement dated as of February 28, 2013 among Wellstat Diagnostics, LLC as borrower, PDL BioPharma, Inc. as agent, Nadine Wohlstadter and Samuel J. Wohlstadter as holders, and Wellstat Management LLC, Wellstat Biologics LLC, Wellstat Therapeutics LLC, Wellstat Ophthalmics LLC, Wellstat Vaccines LLC, Wellstat ImmunoTherapeutics LLC, and Hyperion Catalysis International, Inc.

22.Amended and Restated Guarantee and Pledge Agreement dated as of February 28, 2013 among Samuel J. Wohlstadter and Nadine H. Wohlstadter as pledgors, PDL BioPharma, Inc. as collateral agent under the Credit Agreement dated as of November 2, 2012 between Wellstat Diagnostics, LLC as borrower and the agent as agent and lender.

23.Guarantee Agreement dated as of February 28, 2013 among Wellstat Management LLC, Wellstat Biologics LLC, Wellstat Therapeutics LLC, Wellstat Ophthalmics LLC, Wellstat Vaccines LLC, Wellstat ImmunoTherapeutics LLC, and Hyperion Catalysis International, Inc. as guarantors, in favor of PDL BioPharma, Inc. as collateral agent under the Credit Agreement dated as of November 2, 2012 between Wellstat Diagnostics, LLC as borrower and the agent as agent and lender.

24.Deed of Trust dated as of March 20, 2014, among Hebron Valley Farms, Inc., SJW Properties, Inc., HVF, Inc., and NHW, LLC, as grantors, Walker Title, LLC as trustee for the benefit of PDL BioPharma, Inc. as beneficiary.

25.[Unexecuted] Security Agreement dated as of March 2013 among Wellstat Management LLC, Wellstat Biologics LLC, Wellstat Therapeutics LLC, Wellstat Ophthalmics LLC, Wellstat Vaccines LLC, Wellstat ImmunoTherapeutics LLC, and Hyperion Catalysis International, Inc., as grantors, in favor of PDL BioPharma, Inc. as collateral agent under the Credit Agreement, dated as of November 2, 2012, between Wellstat Diagnostics, LLC and the agent as lender and agent.

26.Amended and Restated Credit Agreement dated as of August 15, 2013, among Wellstat Diagnostics, LLC as borrower, PDL BioPharma, Inc. as lender, and PDL BioPharma, Inc. as agent.

27.Joinder Agreement dated as of August 15, 2013 among Wellstat BioCatalysis, LLC, SJW Properties, Inc., HVF, Inc., NHW, LLC, Wellstat AVT Investments LLC, Hebron Valley Farms, Inc., Duck Farm, Inc. as additional grantors in favor of PDL BioPharma Inc. as agent for the lender party to the Credit Agreement and other secured creditors.

28.Term Note dated as of August 15, 2013 among Wellstat Diagnostics, LLC as borrower and PDL BioPharma, Inc. as lender.

29.Patent Security Agreement dated as of August 15, 2013 among Wellstat Diagnostics, LLC, as grantor.

30.Patent Security Agreement dated as of August 20, 2013 among Hyperion Catalysis International, as grantor.

31.Patent Security Agreement dated as of August 20, 2013 among Wellstat BioCatalysis, LLC, as grantor.

32.Patent Security Agreement dated as of August 20, 2013 by Wellstat Biologics Corporation, as grantor.

33.Patent Security Agreement dated as of August 20, 2013 by Wellstat ImmunoTherapeutics, LLC, as grantor.

34.Patent Security Agreement dated as of August 20, 2013 by Wellstat Ophthalmics Corporation, as grantor.

35.Patent Security Agreement dated as of August 20, 2013 by Wellstat Therapeutics Corporation, as grantor.

36.Patent Security Agreement dated as of August 20, 2013 by Wellstat Vaccines, LLC, as grantor.

37.Trademark Security Agreement dated as of August 20, 2013 by Wellstat Biologics Corporation, as grantor.

38.Trademark Security Agreement dated as of August 20, 2013 by Wellstat Management Company, LLC, as grantor.

39.Trademark Security Agreement dated as of August 20, 2013 among Wellstat Therapeutics Corporation, as grantor.

40.First Amendment to the Amended and Restated Credit Agreement dated as of June 24, 2014 among Wellstat Diagnostics, LLC as borrower, Wellstat BioCatalysis, LLC, Wellstat Biologics Corporation, Wellstat ImmunoTherapeutics, LLC, Wellstat Management Company, LLC, Hyperion Catalysis International, Wellstat AVT Investments LLC, Wellstat Therapeutics Corporation, Wellstat Vaccines, LLC, Hebron Farms, Inc., SJW Properties, Inc., HVF, Inc., NHW, LLC, Duck Farm, Inc., Wellstat Ophthalmics Corporation, Wellstat Therapeutics EU Limited, Hyperion Catalysis EU Limited, Nadine Wohlstadter, and Samuel J. Wohlstadter as loan parties, PDL BioPharma, Inc. as lender, and PDL BioPharma, Inc. as agent.

41.Second Amendment to the Amended and Restated Credit Agreement dated as of August 21, 2014 among Wellstat Diagnostics, LLC as borrower, Wellstat BioCatalysis, LLC, Wellstat Biologics Corporation, Wellstat ImmunoTherapeutics, LLC, Wellstat Management Company, LLC, Hyperion Catalysis International, Wellstat AVT Investments LLC, Wellstat Therapeutics Corporation, Wellstat Vaccines, LLC, Hebron Farms, Inc., SJW Properties, Inc., HVF, Inc., NHW, LLC, Duck Farm, Inc., Wellstat Ophthalmics Corporation, Wellstat Therapeutics EU Limited, Hyperion Catalysis EU Limited, Nadine Wohlstadter, and Samuel J. Wohlstadter as loan parties, PDL BioPharma, Inc. as lender, and PDL BioPharma, Inc. as agent.

42.Third Amendment to the Amended and Restated Credit Agreement dated as of November 4, 2014 among Wellstat Diagnostics, LLC as borrower, Wellstat BioCatalysis, LLC, Wellstat Biologics Corporation, Wellstat ImmunoTherapeutics, LLC, Wellstat Management Company, LLC, Hyperion Catalysis International, Wellstat AVT Investments LLC, Wellstat Therapeutics Corporation, Wellstat Vaccines, LLC, Hebron Farms, Inc., SJW Properties, Inc., HVF, Inc., NHW, LLC, Duck Farm, Inc., Wellstat Ophthalmics Corporation, Wellstat Therapeutics EU Limited, Hyperion Catalysis EU Limited, Nadine Wohlstadter, and Samuel J. Wohlstadter as loan parties, PDL BioPharma, Inc. as lender, and PDL BioPharma, Inc. as agent.

43.Letter Agreement dated as of September 9, 2014 among White Oak Global Advisors, LLC as White Oak agent, PDL BioPharma Inc. as PDL agent, and acknowledged and agreed to by Wellstat Catalysis International, Wellstat BioCatalysis, LLC, Wellstat Biologics Corporation, Wellstat ImmunoTherapeutics, LLC, Wellstat Management Company, LLC, Wellstat AVT Investment LLC, Wellstat Therapeutics Corporation, Wellstat Vaccines, LLC, Hebron Valley Farms, Inc., SJW Properties, Inc., HVF, Inc., NHW, LLC, Duck Farm, Inc., Nadine Wohlstadter, Samuel J. Wohlstadter, Wellstat Ophthalmics Corporation, Wellstat Diagnostics, Hyperion Catalysis EU Limited, and Wellstat Therapeutics EU Limited.

44.Asset Purchase Agreement dated as of December 21, 2015 between Wellstat Diagnostics, LLC as seller, Gray and Associates, LLC as Receiver for the assets of, and Attorney-in-Fact of, Wellstat Diagnostics, LLC and PDL BioPharma, Inc. as buyer

EXHIBIT A
(Form of Escrow Agreement)

[see attached]

EXHIBIT A
Form of Escrow Agreement

ESCROW AGREEMENT

This ESCROW AGREEMENT (this “Agreement”) is made and entered into this 11th day of August, 2020, by and among Fidelity National Title Insurance Company (“Escrow Agent”), PDL BioPharma, Inc., together with its successors and assigns (hereinafter referred to as “PDL”), Samuel J. Wohlstadter, Nadine H. Wohlstadter, Hyperion Catalysis International, Wellstat Vaccines, LLC, Wellstat ImmunoTherapeutics, LLC, Wellstat BioCatalysis, LLC, Wellstat AVT Investment, LLC, Wellstat Biologics Corporation, Wellstat Management Company, LLC, Wellstat Ophthalmics Corporation, Wellstat Therapeutics Corporation, Wellstat Therapeutics EU Limited, Duck Farm, Inc., Hebron Valley Farms, Inc., HVF, Inc., Hyperion Catalysis EU Limited, NHW, LLC, and SJW Properties, Inc., together with their respective successors and assigns (hereinafter collectively referred to as the “Wellstat Parties”), and Defined Diagnostics, LLC (f/k/a Wellstat Diagnostics, LLC) (together with its successors and assigns hereinafter referred to as “Diagnostics”). PDL, Diagnostics, and the Wellstat Parties are referred to as the “Parties.”

RECITALS

WHEREAS, PDL, Diagnostics and the Wellstat Parties are entering into that certain Settlement and Mutual Release Agreement dated as of August 11, 2020, (the “Settlement Agreement”), attached hereto as Exhibit A; all capitalized terms used but not defined herein shall have the meanings ascribed to them in the Settlement Agreement; and

WHEREAS, as required by the Settlement Agreement and as a material inducement for the parties to execute the Settlement Agreement, PDL, Diagnostics, the Wellstat Parties and Escrow Agent have agreed to execute and deliver this Agreement.

NOW THEREFORE, in consideration of the premises and the mutual conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.Establishment of Escrow and Instructions to Escrow Agent.

a. Escrow Agent shall establish an account to which the PDL Instruments and Transaction Documents (as such terms are defined in the Settlement Agreement and Asset Transfer Agreement, respectively) are to be delivered and any settlement payments made or caused to be made by or on behalf of the Wellstat Parties pursuant to the terms of the Settlement Agreement are to be deposited and held and disbursed by Escrow Agent in accordance with the terms hereof. Escrow Agent is not responsible for levies by taxing authorities based upon the taxpayer identification number used to establish said account.

b. Escrow Agent’s duties and directions are solely as defined herein. Neither PDL, the Wellstat Parties nor Diagnostics shall have the right to give any instruction to Escrow Agent concerning the delivery of the PDL Instruments, the Transaction Documents, the Possessory Collateral or the disbursement of funds, except in strict accordance with this Agreement or based on a joint instruction from the Parties.

2.Delivery of PDL Instruments, Possessory Collateral and Transaction Documents by PDL to Escrow Agent.

a.PDL shall execute and deliver the following PDL Instruments and Transaction Documents to Escrow Agent to be held in escrow:

(i) the Lien Release,

(ii) the Deed of Trust Release,

(iii) the Trademark Security Agreement Releases,

(iv) the Patent Security Agreement Releases (including, for the avoidance of doubt, the Patent Security Agreement Release relating to that certain Patent Security Agreement, dated August 15, 2013, executed by Diagnostics in favor of PDL),

(v) the Term Note dated as of November 2, 2012 among Wellstat Diagnostics, LLC as borrower and PDL BioPharma, Inc. as lender,

(vi) the Term Note dated as of August 15, 2013 among Wellstat Diagnostics, LLC as borrower and PDL BioPharma, Inc. as lender,

(vii) the duly executed Limited Power of Attorney;

(viii) a duly executed bill of sale and assignment in the form attached to the Asset Transfer Agreement as Exhibit A,

(ix) a duly executed intellectual property assignment agreement in the form attached to the Asset Transfer Agreement as Exhibit B, and

(x) a duly executed patent assignment agreement in the form attached to the Asset Transfer Agreement as Exhibit C.

b.If, after the Effective Date, a Party identifies an executed Note that was in effect immediately prior to the Effective Date but was not put into Escrow in accordance herewith, PDL shall, within a reasonable time, deliver to the Escrow Agent (i) the original of such executed Note if such Note is in PDL’s possession custody or control, or, (ii) if the original was previously delivered to PDL, has not otherwise been returned to the Wellstat Parties, Diagnostics and/or their agents, and cannot be located by PDL after a diligent search, a lost note affidavit in a form reasonably acceptable to the Parties.
c.Escrow Agent shall hold the PDL Instruments and the Transaction Documents in escrow until: (i) in the case of the PDL Instruments, the Final Payment Date or such time as the

Wellstat Parties have paid the Total Settlement Amount Balance, whichever is earlier (unless, in the case of the Trademark Security Agreement Releases and Patent Security Agreement Releases relating solely to the Diagnostics Assets, such agreements have been earlier released in accordance with subsection (ii) hereof) and (ii) in the case of the Transaction Documents, the date upon which the Escrow Agent receives the payments set forth in Sections 5(a), 5(b) or 5(c) of the Settlement Agreement or, if the Parties have jointly notified the Escrow Agent of an Inspection Failure (as such term is defined in the Asset Transfer Agreement), the date detailed in Section 8(c) hereof.

d.PDL shall deliver or cause to be delivered all Possessory Collateral to Escrow Agent. PDL hereby designates and appoints Escrow Agent as its bailee for purposes of possession of the Possessory Collateral on behalf of PDL, including for purposes of PDL’s perfection of its security interest through possession pursuant to Section 8-301 and 9-313 of the UCC (until such time as the Total Settlement Amount Balance is paid in full or the Possessory Collateral is returned to PDL). Notwithstanding any other provision in this Agreement, in no event shall the duties otherwise imposed upon Escrow Agent pursuant to these Instructions abrogate, cancel, terminate or interfere with the bailee status of the Escrow Agent.

3.Delivery of Initial Settlement Payment of $7,500,000 by the Wellstat Parties to Escrow Agent and Escrow Agent’s Release of the Initial Settlement Payment to PDL

a. The Wellstat Parties shall pay or cause to be paid the Initial Settlement Payment of $7,500,000 to Escrow Agent by wire transfer of immediately available funds in accordance with the wiring instructions attached hereto as Exhibit B-1. Upon Escrow Agent’s receipt of the Initial Settlement Payment, Escrow Agent shall cause the Initial Settlement Payment to be sent to PDL by wire transfer of immediately available funds in accordance with the wiring instructions attached hereto as Exhibit B-2.

b. Upon the Parties’ confirmation to Escrow Agent that:

(i) the PDL Instruments, the Possessory Collateral and the Transaction Documents have been delivered by PDL to Escrow Agent, and,

(ii) the Wellstat Parties have delivered the Initial Settlement Payment to Escrow Agent and PDL has received the Initial Settlement Payment,

the Settlement Agreement shall become effective. If the Settlement Agreement does not become effective for any reason, to the extent previously provided to the Escrow Agent, the Escrow Agent shall return the Initial Settlement Payment to the Wellstat Parties and shall return the PDL Instruments, Possessory Collateral and Transaction Documents to PDL.

4.Total Settlement Amount Balance. Subject to the Settlement Agreement becoming effective, the Parties agree that the remaining amount due and owing under the Documents (exclusive of the $7,500,000 Initial Settlement Payment) shall be settled and fixed for all purposes in the amount of:

a. $60,000,000 (reduced by the Advance $5,000,000 Payment) if the Wellstat Parties make or cause to be made the Advance $5,000,000 Payment by the Diagnostics Payment Date and the Scheduled Final Payment by the Final Payment Date;

b. $67,500,000 (reduced by the Advance $5,000,000 Payment, if made) if the Wellstat Parties fail to make or cause to be made the Advance $5,000,000 Payment by the Diagnostics Payment Date, but do make or cause to be made the Scheduled Final Payment by the Final Payment Date; or

c. $92,500,000 (reduced by the Advance $5,000,000 Payment, if made) if the Wellstat Parties fail to make or cause to be made the Scheduled Final Payment by the Final Payment Date.

Pursuant to the terms of the Settlement Agreement, the Total Settlement Amount Balance shall be reduced on a dollar-for-dollar basis for any payment of all or any portion of such Total Settlement Amount Balance made by or on behalf of the Wellstat Parties or the receipt by PDL of any proceeds from the sale of the BioVeris license referred to in Section 5.e of the Settlement Agreement.

5.Advance Payment of $5,000,000. At or before the Diagnostics Payment Date or the Diagnostics Outside Payment Date, the Wellstat Parties have the option to make or cause to be made an additional payment of $5,000,000 to Escrow Agent (the “Advance $5,000,000 Payment”) by depositing such Advance $5,000,000 Payment with Escrow Agent in accordance with the wiring instructions attached hereto as Exhibit B-1. If the Wellstat Parties make or cause to be made the Advance $5,000,000 Payment to Escrow Agent, Escrow Agent shall release such Advance $5,000,000 Payment to PDL as soon as possible, but no later than two (2) business days in accordance with the wiring instructions attached hereto as Exhibit B-2.

6.Remaining Settlement Payment. Pursuant to the Settlement Agreement:

a.If the Wellstat Parties make or cause to be made the Advance $5,000,000 Payment to Escrow Agent by the Diagnostics Payment Date, the Wellstat Parties shall make or cause to be made, by wire transfer of immediately available funds to Escrow Agent by the Final Payment Date, the sum of $55,000,000 (in addition to the Initial Settlement Payment made on the Effective Date and the Advance $5,000,000 Payment) or the Total Settlement Amount Balance (as calculated in accordance with Section 6(c)), if less. Upon receipt of such payments, the Escrow Agent shall (i) confirm the date and time of receipt of such payment to the Parties; (ii) release such funds to PDL in accordance with the wiring instructions attached hereto as Exhibit B-2, and (iii) confirm to the Parties receipt by Escrow Agent of a Federal Reference Number on its wire transfer.

b.If the Wellstat Parties do not make or cause to be made the Advance $5,000,000 Payment to Escrow Agent by the Diagnostics Payment Date, the Wellstat Parties shall make or cause to be made, for the benefit of PDL, by wire transfer of immediately available funds to Escrow Agent, by the Final Payment Date, the sum of $67,500,000 (in addition to the Initial Settlement Payment made on the Effective Date) or the Total Settlement Amount Balance (as calculated in accordance with Section 6(c)), if less. Upon receipt of such payments, the Escrow

Agent shall (i) confirm the date and time of receipt of such payment to the Parties; (ii) release such funds to PDL in accordance with the wiring instructions attached hereto as Exhibit B-2, and (iii) confirm to the Parties receipt by Escrow Agent of a Federal Reference Number on its wire transfer.

c.In addition to the foregoing, the Wellstat Parties may make or cause to be made any optional payments on the Total Settlement Amount Balance to Escrow Agent at any time, and from time to time, without premium or penalty and upon the Escrow Agent sending such amounts to PDL by wire transfer of immediately available funds in accordance with the wiring instructions attached hereto as Exhibit B-2 such payments shall reduce the Total Settlement Amount Balance on a dollar-for-dollar basis. On the occurrence of any other event which results in a reduction to the Total Settlement Amount Balance pursuant to the terms of the Settlement Agreement, the Parties shall jointly notify the Escrow Agent of such reduction and, upon receipt of such notice, for purposes of the Escrow Agreement the Total Settlement Amount Balance shall be reduced by the amount set forth in such joint notice.

d.If the Wellstat Parties sends notice to Escrow Agent and PDL, at least five (5) Business Days prior to the Final Payment Date, of its election to have an in-person closing then, on the Final Payment Date the Parties and the Escrow Agent shall meet at the offices of Arnold & Porter Kaye Scholer LLP, 250 West 55th Street, New York, New York 10019-9710, or such other location as is mutually agreeable to the Parties and the Escrow Agent, at 10:00 a.m. local time (the “In-Person Closing”). At the In-Person Closing, and notwithstanding the procedures set forth in Sections 6(a) and (b) and Section 7(a), in lieu of the Wellstat Parties wiring the amount set forth in Section 6(a) or (b) to Escrow Agent for release to PDL and Escrow Agent transmitting electronic copies of the PDL Instruments and Possessory Collateral to the Wellstat Parties, with originals to follow, the Wellstat Parties shall hand to PDL cashier’s check drawn on a bank reasonably acceptable to both PDL and the Wellstat Parties in such amount and the Escrow Agent shall then immediately hand to the Wellstat Parties the originals of the PDL Instruments and Possessory Collateral.

e.The Initial Settlement Payment, the Advance $5,000,000 Payment and any remaining settlement payments made by or caused to be made by the Wellstat Parties to Escrow Agent shall be referred to as the “Escrowed Funds.”

7.Release of Remaining Escrowed Funds, PDL Instruments and Possessory Collateral. Pursuant to the Settlement Agreement:

a.If the Wellstat Parties pay or cause to be paid the Total Settlement Amount Balance to Escrow Agent at or before the Final Payment Date, then upon confirmation by Escrow Agent to the Parties that it has received a Federal Reference number on its wire transfer in an amount equal to such Total Settlement Amount Balance to PDL, Escrow Agent shall simultaneously transmit electronic copies of the PDL Instruments (other than the Limited Power of Attorney) and Possessory Collateral to the Wellstat Parties and promptly deliver the originals to the Wellstat Parties by express overnight delivery or such other method as the Wellstat Parties may designate. Upon written confirmation from PDL to Escrow Agent and PDL the account set forth on Exhibit B-2 has received such funds, Escrow Agent shall transmit an electronic copy of the Limited Power of Attorney to the Wellstat Parties and promptly deliver the original to the

Wellstat Parties by express overnight delivery or such other method as the Wellstat Parties may designate. Notwithstanding the foregoing, Section 6(d) sets forth the terms of release of the PDL Instruments and Possessory Collateral to the Wellstat Parties if the In-Person Closing occurs.

b.If an In-Person Closing has not occurred and the Wellstat Parties do not pay or cause to be paid the Total Settlement Amount Balance to Escrow Agent at or before the Final Payment Date, Escrow Agent shall (i) promptly, but no later than 2 p.m Eastern Time on the day following the Final Payment Date, release the remaining Escrowed Funds, if any, to PDL and (ii) promptly deliver the originals of the PDL Instruments and Possessory Collateral to PDL by express overnight delivery or such other method as PDL may designate.

8.Diagnostic Assets and Release of Transaction Documents. Pursuant to the Settlement Agreement,

a.If the Wellstat Parties make or cause to be made payments in an amount in the aggregate of $12,500,000 (inclusive of the $7,500,000 Initial Settlement Payment) to Escrow Agent for the benefit of PDL, by wire transfer of immediately available funds by the Diagnostics Payment Date or the Diagnostics Outside Payment Date, then, upon confirmation by the Escrow Agent to the Parties that it has received payments in an amount in the aggregate (and without duplication) of $12,500,000 made by or on behalf of the Wellstat Parties, Escrow Agent shall release all such funds to PDL immediately by wire transfer and, upon confirmation by Escrow Agent to the Parties that it has received a Federal Reference Number on its wire transfer of such funds to PDL and unless the Parties have jointly notified the Escrow Agent of an Inspection Failure, Escrow Agent shall release the Transaction Documents to Diagnostics within two calendar days dated as of the date of their release.

b.If the Wellstat Parties fail to make or cause to be made payments in an amount in the aggregate of $12,500,000 (inclusive of the $7,500,000 Initial Settlement Payment) to Escrow Agent for the benefit of PDL, by wire transfer of immediately available funds by the Diagnostics Payment Date, but the Wellstat Parties make or cause to be made payments in an amount in the aggregate of $75,000,000 (inclusive of the $7,500,000 Initial Settlement Payment) to Escrow Agent for the benefit of PDL, by wire transfer of immediately available funds by the Final Payment Date, then, upon confirmation by the Escrow Agent that it has received, payments in an amount in the aggregate (and without duplication), of $75,000,000 made by or on behalf of the Wellstat Parties, Escrow Agent shall release all such funds to PDL immediately by wire transfer and, upon confirmation by Escrow Agent to the Parties that it has received a Federal Reference Number on its wire transfer of such funds to PDL and unless the Parties have jointly notified the Escrow Agent of an Inspection Failure, Escrow Agent shall release the Transaction Documents to Diagnostics within two calendar days dated as of the date of their release.

c.If the Parties have jointly notified the Escrow Agent of an Inspection Failure, the Escrow Agent shall not release the Transaction Documents to Diagnostics until the earlier of the date that is (i) ten (10) Business Days following the date the Parties provide joint notification to the Escrow Agent that the Inspection Failure has been remedied and (ii) thirty (30) days after confirmation by Escrow Agent to the Wellstat Parties and PDL that it has received the Federal Reference Number for the payment specified in Section 8(a) or 8(b) above. The Escrow Agent shall date the Transaction Documents as of the date of their release.

d.The payment amounts set forth in this Section 8, shall be subject to a dollar-for-dollar credit for any proceeds that PDL receives from the sale of the BioVeris license pursuant to Section 5.e of the Settlement Agreement, which, in each case, shall be applied to reduce such amount on a dollar-for-dollar basis.

e.Should PDL receive proceeds from the sale of the BioVeris license or any other payments in payment or partial satisfaction of the Obligations that are subject to credit against the Total Settlement Balance, the Parties shall jointly instruct the Escrow Agent as to the revised payment amounts in respect of the foregoing provisions.

9.Non-Interest-Bearing Account. The Escrow Agent shall deposit the Escrowed Funds in a non-interest-bearing account for the entire term of this Escrow Agreement.

10.Escrow Agent.

A.General. Escrow Agent shall act as escrow agent and hold and disburse the Escrowed Funds, PDL Instruments and Transaction Documents pursuant to the terms and conditions of this Agreement.

B.Limited Duties. Escrow Agent undertakes to perform only such duties as are expressly set forth in this Agreement. Escrow Agent shall incur no liability whatsoever to PDL, Diagnostics or the Wellstat Parties except for its own willful misconduct or gross negligence in its capacity as escrow agent; provided, however Escrow Agent shall not disburse any portion of the Escrowed Funds, the PDL Instruments, or the Transaction Documents, except in strict accordance with this Agreement or based on a joint instruction from the Parties.

C.Resignation. Upon consent of the Parties, Escrow Agent may resign and be discharged from its duties or obligations hereunder by giving notice of such resignation to the parties specifying a date upon which such resignation shall take effect, provided, however, that such resignation shall not be effective until the appointment of a successor escrow agent as mutually agreed by the Parties. Escrow Agent shall deliver any Escrowed Funds, the PDL Instruments and the Transaction Documents in the escrow account to any successor escrow agent so appointed.

D.Indemnification. The parties hereby jointly and severally agree to indemnify Escrow Agent for, and to hold it harmless against, any loss, liability, damage or expense incurred without gross negligence or willful misconduct on the part of Escrow Agent arising out of or in connection with its entering into and/or performing under this Agreement.

E.Interpleader. In the event of conflicting instructions to Escrow Agent, or if Escrow Agent is named or joined in any lawsuit relating to this Agreement or the Escrowed Funds, the PDL Instruments or the Transaction Documents, Escrow Agent is hereby additionally authorized and empowered, at Escrow Agent’s option, to deliver the Escrowed Funds, the PDL Instruments and the Transaction Documents in interpleader to a court of competent jurisdiction, whereupon Escrow Agent shall be released from any further obligations or liabilities under this Agreement. Notwithstanding the foregoing, Escrow Agent hereby irrevocably waives any right to seek to interplead PDL and the Wellstat Parties in any matter that would impair, impede, delay, or interfere in any manner or to any extent with the immediate and timely performance of each and every duty imposed upon Escrow Agent in connection with the Possessory Collateral under Section 7 above. If the Escrow Agent is named or joined in any lawsuit relating to this Agreement or the Escrowed Funds, the PDL Instruments or the Transaction Documents, PDL and the Wellstat Parties shall each pay one-half of the Escrow Agent’s reasonable attorneys’ fees.

11.Notices. Any notices, communications or other deliveries required to be sent under this Agreement shall be in writing and shall be sent to the applicable party at its address provided for below or at such other address as such party may, by written notice received by the other parties, have designated as its address for such purpose. All notices shall be sent by either and/or facsimile. Notices sent by facsimile or email shall be deemed to have been given when sent.

If to PDL: PDL BioPharma, Inc.
932 Southwood Boulevard
Incline Village, Nevada 89451
Attention: General Counsel
Telephone (775) 832-8500
Facsimile: (775) 832-8501

and with a simultaneous copy (which shall not constitute notice)
to:

Gibson Dunn & Crutcher LLP
200 Park Avenue
New York, New York 10166
Attention: Robert Weigel
Facsimile:
Email: rweigel@gibsondunn.com

If to Diagnostics: Defined Diagnostics, LLC
14200 Shady Grove Road
Suite 600
Rockville, Maryland 20850
Attn: Managing Member – FORMAL NOTICE
Telephone: (240) 631-2500
Facsimile: (240) 683-5830
E-mail: nwohlstadter@wellstat.com

with a simultaneous copy to:

Defined Diagnostics, LLC
14200 Shady Grove Road
Suite 600
Rockville, Maryland 20850
Attn: Legal Department – FORMAL NOTICE

Telephone: (240) 631-2500
Facsimile: (240) 683-5830
E-mail: fbragg@wellstat.com

and with a simultaneous copy (which shall not constitute notice)
to:

Arnold & Porter Kaye Scholer, LLP
250 West 55th Street
New York, NY 10019
Attention: James Catterson
Eric N. Whitney
Facsimile: (212) 836-8689
E-mail: james.catterson@arnoldporter.com;
eric.whitney@arnoldporter.com

If to Wellstat Parties: Wellstat Management Company, LLC
14200 Shady Grove Road
Suite 600
Rockville, Maryland 20850
Attn: Managing Member – FORMAL NOTICE
Telephone: (240) 631-2500
Facsimile: (240) 683-5830
E-mail: nwohlstadter@wellstat.com

with a simultaneous copy to:

Wellstat Management Company, LLC
14200 Shady Grove Road
Suite 600
Rockville, Maryland 20850
Attn: Legal Department – FORMAL NOTICE
Telephone: (240) 631-2500
Facsimile: (240) 683-5830
E-mail: fbragg@wellstat.com

and with a simultaneous copy (which shall not constitute notice) to:
Arnold & Porter Kaye Scholer, LLP
250 West 55th Street
New York, NY 10019
Attention: James Catterson
Eric N. Whitney
Facsimile: (212) 836-8689
E-mail: james.catterson@arnoldporter.com;
eric.whitney@arnoldporter.com

If to Escrow Agent: Fidelity National Title Insurance Company
Attn: Nick DeMartini
485 Lexington Avenue, 18th Floor
New York, NY 10017
Facsimile: (212) 481-8747
E-mail: NDeMartini@fnf.com

12.Governing Law. The validity, construction, interpretation and performance of this Agreement shall in all ways be governed and determined in accordance with the laws of the State of New York (other than such laws that would result in the application of the laws of any other jurisdiction).

13.Captions. Captions are used in this Agreement solely for convenience of reference and shall neither be construed as a part of this Agreement nor affect the construction to be given any of its provisions.

14.Counterparts. This Agreement or its signature pages may be executed in any number of original counterparts, all of which evidence only one agreement and only one full and complete copy of which need be produced for any purpose. A facsimile or other electronic image of a signature will have the same legal effect for the purpose of establishing the execution of this Agreement as an originally drawn signature.

15.Severability. In the event any provision or portion of this Agreement is held by any court of competent jurisdiction to be invalid or unenforceable, such holding will not affect the remainder hereof, and the remaining provisions shall continue in full force and effect to the same extent as would have been the case had such invalid or unenforceable provision or portion never been a part of this Agreement.

16.No Waiver. The failure to enforce any particular provision of this Agreement on any particular occasion shall not be deemed a waiver by any party of any of its rights hereunder, nor shall it be deemed to be a waiver of subsequent or continuing breaches of that provision, unless such waiver is expressed in a writing signed by the party to be bound.

17.Venue; Prevailing Party.

A.Each of PDL, Diagnostics, the Wellstat Parties and Escrow Agent hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of and agrees that venue shall be proper in any New York State or Federal Court sitting in New York County, New York, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment issued in any such proceeding on this Agreement. Each of PDL, Diagnostics, the Wellstat Parties and Escrow Agent hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such courts. Each of PDL, Diagnostics, the Wellstat Parties and Escrow Agent agrees that a final judgment in any such action or proceeding will be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST ANY PARTY ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE INSTITUTED IN ANY NEW YORK STATE OR FEDERAL COURT SITTING IN NEW YORK COUNTY, NEW YORK, AND EACH PARTY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO (1) THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING AND (2) THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING (INCLUDING ANY OBJECTION OF OR RELATING TO FORUM NON-CONVENIENS). For the avoidance of doubt, this provision is not intended to, and does not, apply to any action brought pursuant to Section 8 of the Settlement Agreement or any proceeding brought in connection with a judgment issued in any proceeding brought pursuant to Section 8 of the Settlement Agreement.

B.In the event that any litigation or any other action to enforce the provisions of this Agreement, the prevailing party in such litigation or such action shall be entitled to be reimbursed by the other party for the prevailing party’s reasonable out-of-pocket costs and expenses (including reasonable counsel fees and court costs).

18.Date for Performance. If the time period by which any right, notice, option or election provided under this Agreement must be exercised, or by which any act required hereunder must be performed, expires on a Saturday, Sunday or legal or bank holiday, then such time period will be automatically extended through the close of business on the next following Business Day.

19.Conflict with Settlement Agreement. To the extent that there is any conflict between the provisions of this Agreement and the provisions of the Settlement Agreement, the provisions of the Settlement Agreement shall control.

20.No Third Party Beneficiary. The provisions of this Agreement are and will be for the benefit of the Parties and Escrow Agent only and are not for the benefit of any third party, and accordingly, no third party shall have the right to enforce the provisions of this Agreement.

[NO FURTHER TEXT ON THIS PAGE]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed as of the date first written above.

PDL BIOPHARMA, INC.

By: ____________________________
Name:
Title:

DEFINED DIAGNOSTICS, LLC

By: ______________________
Name: Nadine Wohlstadter
Title: Managing Member

WELLSTAT BIOCATALYSIS, LLC

By: ____________________________
Name: Nadine Wohlstadter
Title: Managing Member

WELLSTAT BIOLOGICS CORPORATION

By: ____________________________
Name: Nadine Wohlstadter
Title: Managing Director

WELLSTAT IMMUNOTHERAPEUTICS, LLC

By: ____________________________
Name: Nadine Wohlstadter
Title: Managing Member

WELLSTAT MANAGEMENT COMPANY, LLC

By: ____________________________
Name: Nadine Wohlstadter
Title: Managing Member

HYPERION CATALYSIS INTERNATIONAL, a
California corporation

By: ____________________________
Name: Nadine Wohlstadter
Title: President

WELLSTAT AVT INVESTMENT LLC

By: ____________________________
Name: Nadine Wohlstadter
Title:

WELLSTAT THERAPEUTICS CORPORATION

By: ____________________________
Name: Nadine Wohlstadter
Title: Managing Director

WELLSTAT VACCINES, LLC

By: ____________________________
Name: Nadine Wohlstadter
Title: Managing Member

HEBRON FARMS, INC

By: ____________________________
Name: Nadine Wohlstadter
Title:

SJW PROPERTIES, INC.

By: ____________________________
Name: Nadine Wohlstadter
Title:

HVF, INC.

By: ____________________________
Name: Nadine Wohlstadter
Title: Secretary/Treas

NHW, INC.

By: ____________________________
Name: Nadine Wohlstadter
Title: Secretary/Treas

DUCK FARM, INC.

By: ____________________________
Name: Nadine Wohlstadter
Title: Secretary/Treas

WELLSTAT OPHTHALMICS CORPORATION

By: ____________________________
Name: Nadine Wohlstadter
Title: Managing Director

WELLSTAT THERAPEUTICS EU LIMITED

By: ____________________________
Name: Nadine Wohlstadter
Title:

HYPERION CATALYSIS EU LIMTED

By: ____________________________
Name: Nadine Wohlstadter
Title:

____________________________
Nadine Wohlstadter

____________________________
Samuel Wohlstadter

ESCROW AGENT

By:______________________
Name:
Title:

EXHIBIT B-1
(Escrow Agent Wire Instructions)

EXHIBIT B-2
(PDL Wire Instructions)

EXHIBIT C
(Form of Lien Release)

RELEASE OF SECURITY INTERESTS AND AUTHORIZATION TO FILE UCC FINANCING STATEMENTS

Re:	Satisfaction of Loan and Release of All Security Interests

Agent and sole Lender:	PDL BioPharma, Inc.

Obligors:	Defined Diagnostics LLC (f/k/a Wellstat Diagnostics LLC), Samuel J. Wohlstadter, Nadine H. Wohlstadter, Hyperion Catalysis International, Wellstat Vaccines, LLC, Wellstat ImmunoTherapeutics, LLC, Wellstat BioCatalysis, LLC, Wellstat AVT Investment, LLC, Wellstat Biologics Corporation, Wellstat Management Company, LLC, Wellstat Ophthalmics Corporation, Wellstat Therapeutics Corporation, Wellstat Therapeutics EU Limited, Duck Farm, Inc., Hebron Valley Farms, Inc., HVF, Inc., Hyperion Catalysis EU Limited, NHW, LLC, and SJW Properties, Inc. and each other party to any Loan Documents as a guarantor, grantor, pledgor or loan party (collectively, the “Obligors”)

Reference is hereby made to that certain Amended and Restated Credit Agreement, dated as of August 15, 2013 (as amended, amended and restated, supplemented and/or otherwise modified from time to time (including pursuant to that certain Settlement and Mutual Release Agreement, dated as of August 11, 2020, by and among PDL and the Obligors party thereto), the “Credit Agreement”; capitalized terms used and not defined herein has the meanings set forth in the Credit Agreement), among Wellstat Diagnostics, LLC, as the Borrower, PDL BioPharma, Inc., as the Lender, and PDL BioPharma, Inc., as the Agent, and each of the other Documents delivered in connection therewith.

The undersigned, individually and in its capacities as Agent and as Lender, hereby releases, absolutely, unconditionally, irrevocably and forever, all security interests granted to the undersigned as Agent and/or as Lender under the Credit Agreement, any of the other Documents and any other agreements relating to any of them and any other lien granted to or held by the Agent and/or by the Lender upon any Collateral under the Credit Agreement, any of the other Documents and any other agreements relating to any of them (such security interests and liens, collectively, the “Security Interests”) and agrees that all of the Security Interests will be, and hereby are, forever discharged.

The undersigned does hereby authorize each of the Obligors identified above and each of their respective agents and/or representatives and/or legal counsel to file Uniform Commercial Code termination statements in respect of any and all Uniform Commercial Code financing statements previously filed by or on behalf of the Agent and/or the Lender against any of the Obligors identified above under the Credit Agreement, any of the other Documents and any other agreements relating to any of them.

[Signature Page Follows]

Dated: _________________________

PDL BIOPHARMA INC.,
as the Agent and as the Lender and individually

By: ________________________________
[Name, Title]

EXHIBIT D
(Form of Deed of Trust Release)

Prepared Outside the Commonwealth of Virginia
by and Return to:

Arnold & Porter
250 West 55th Street
New York, NY 10019
Attention: Margaret Rogers, Esq.

TAX MAP NUMBERS:

Hebron Valley Farms, Inc., Parcels: Rev. 31-44; Rev. 31-45; Rev. 31-45A; Rev. 31-47; Rev. 31-48; Rev. 31-48A; Rev. 39-74B; Rev. 39-74D; Rev. 39-74G; Rev. 40-1; Rev. 40-2; Rev. 40-3; Rev. 40-4; 40-5; Rev. 40-6; 40-Revised 6A; Rev. 40-6A; Rev. 40-8; 40-88D; 31-51C; 31-57B; 31-62A; 31-63; 31-64; 31-65; 31-Revised 49; Rev. 31-49; 31-66; 31-67; 31-72; 31-72A; 31-72B; 31-71 &71A; 31-36; Rev. 32-10; 32-13; 31-61; 31-68; 32-15; 32-16; 32-16A; 32-37A; 32-37B; 32-37M; 32-37N; 24-24B; 24-26; 24-26D; 24-26E; 31-53; 31-68C; 31-70; Rev. 31-43; 31-75; Rev. 31-42; Rev. 31-44A; 31-69; 31-73; 31-50; 31-62, and

SJW Properties, Inc., Parcels: Rev. 31-56; Rev. 32-17; Rev. 32-20; Rev. 32-21; Rev. 32-21A; Rev. 32-22; Rev. 40-82; Rev. 40-82A; Rev. 40-82B, Rev. 40-82C and
HVF, Inc., Parcels: 24-25; 24-25A; 24-25B; 24-25C 24-25D; 24-25E; 24-25F; 24-25G, and
NHW, LLC, Parcel: 31-68A

CERTIFICATE AND AFFIDAVIT
OF SATISFACTION

PLACE OF RECORD: CLERK’S OFFICE OF THE CIRCUIT COURT OF MADISON,
VIRGINIA

Date of Indebtedness/Deed of Trust: Dated as of March 20, 2013

Deed Book/Page:
And/or Instrument #: Instrument #130000518

Face Amount Secured: $40,000,000

Name(s) of Grantor(s)/Maker(s): Hebron Valley Farms, Inc., a Virginia corporation, SJW Properties, Inc., a Virginia corporation, HVF, Inc., a Virginia corporation, and NHW, LLC, a Virginia limited liability company

Name(s) of Original Trustee(s): Walker Title, LLC, a Virginia corporation

Name of Substitute Trustee(s): Atlantic Trustee Services, L.L.C, a Virginia limited liability company pursuant to Substitution of Trustee recorded on March 15, 2017 at Instrument #170000348

Face Amount of Indebtedness: $40,000,000

I/WE, holder(s)of the indebtedness (the “Indebtedness”) secured by the deed of trust described above (the “Deed of Trust”), do hereby CERTIFY that the same has been PAID IN FULL, and the lien created and retained in the Deed of Trust is hereby released. The undersigned also makes oath that: (a) the undersigned was the creditor and beneficiary under the Deed of Trust; (b) all of the Indebtedness secured by the Deed of Trust has been satisfied and paid in full; and (c) the undersigned was, when the Indebtedness was satisfied, the creditor and beneficiary under the Deed of Trust and entitled and authorized to receive the same. The undersigned has subscribed its name in further testimony of the payment of the indebtedness.

GIVEN UNDER MY HAND THIS DAY OF . 2020

PDL BIOPHARMA, INC, a Delaware corporation
By:
Name:
Title:

STATE OF _____________

CITY/COUNTY OF _____________; to-wit:

This Certificate and Affidavit of Satisfaction was acknowledged, subscribed and sworn to before me on (date) __________ ___ , 2020, by (name & title) _______________, as _______________ on behalf of (company name) PDL BioPharma, Inc., a Delaware corporation.

My commission expires:

________________________________
Notary Public
SEAL

EXHIBIT E
(Forms of Patent Security Agreement Release)

RELEASE OF PATENT SECURITY AGREEMENT

This Release of Patent Security Agreement, dated as of __________ ____, 202__ (the “Release”) is made by PDL BioPharma, Inc., a Delaware corporation (individually and in its capacity as Agent for itself and the Lender pursuant to the Security Agreement (as defined below), together with its successors and assigns, the “Secured Party”), in favor of [NAME OF GRANTOR], a [STATE AND TYPE OF ORGANIZATION] (the “Grantor”) and its successors, assigns and legal representatives.

WHEREAS, Grantor is a party to that certain Security Agreement, dated as of [_____________] (as amended, amended and restated, restated, supplemented or otherwise modified from time to time, the “Security Agreement”) in favor of Secured Party pursuant to which the Grantor was required to enter into and execute the Patent Security Agreement, dated as of [_____________] (the “Patent Security Agreement”), which was recorded with the United States Patent and Trademark Office at Reel: [_____], Frame: [_____] on [_____________];

WHEREAS, pursuant to the Security Agreement and the Patent Security Agreement, the Grantor granted to the Secured Party a security interest and continuing lien on all of such Grantor’s right, title and interest in, to and under all of the Patent Collateral (as defined below) of Grantor; and

WHEREAS, the Grantor has requested that the Secured Party enter into this Release in order to effectuate, evidence and record the release and reassignment to the Grantor of any and all right, title and interest the Secured Party may have in the Patent Collateral.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Secured Party hereby agrees as follows:

SECTION 1.    Definitions. Unless otherwise defined herein, capitalized terms used but not expressly defined herein shall have the meanings given to them in the Security Agreement.
SECTION 2.    Release of Security Interest. Secured Party hereby releases and terminates the Patent Security Agreement and releases, terminates, and discharges its security interests under the Patent Security Agreement and under the Security Agreement in all of Grantor’s right, title and interest in, to and under all United States and foreign patents and certificates of invention, or similar industrial property rights, including, but not limited to each patent referred to on Exhibit A hereto, and with respect to any and all of the foregoing: (a) all applications therefor including the patent applications referred to on Exhibit A hereto, (b) all reissues, divisions, continuations, continuations-in-part, extensions, renewals, and reexaminations thereof, (c) all rights corresponding thereto throughout the world, (d) all inventions and improvements described therein, (e) all rights to sue for past, present and future infringements thereof, (f) all licenses, claims, damages, and proceeds of suit arising therefrom, and (g) all proceeds, payments and rights to payments arising out of the sale, lease, license, assignment, or other disposition thereof (collectively, the “Patent Collateral”), and hereby reassigns any and all interest that it may have therein to the Grantor.

SECTION 3.    Filing of the Release. Secured Party hereby authorizes the filing of this Release in the United States Patent and Trademark Office by the Grantor or its designees, at Grantor’s sole cost and expense.

SECTION 4.    Electronic Transmission. This Release may be executed and delivered by facsimile or other means of electronic transmission (including .pdf) and such transmission shall constitute an original for all purposes.

SECTION 5.    Governing Law. This Release and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Release and the transactions contemplated hereby shall be governed by, and construed in accordance with, the laws of the United States and the State of New York, without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction).

[Signature page follows]

IN WITNESS WHEREOF, Secured Party has caused this Release to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

PDL BioPharma, Inc., as Secured Party

By:
Name:
Title:

EXHIBIT F
(Forms of Trademark Security Agreement Release)

RELEASE OF TRADEMARK SECURITY AGREEMENT

This Release of Trademark Security Agreement, dated as of __________ ____, 202__ (the “Release”) is made by PDL BioPharma, Inc., a Delaware corporation (individually and in its capacity as Agent for itself and the Lender pursuant to the Security Agreement (as defined below), together with its successors and assigns, the “Secured Party”), in favor of [NAME OF GRANTOR], a [STATE AND TYPE OF ORGANIZATION] (the “Grantor”) and its successors, assigns and legal representatives.

WHEREAS, Grantor is a party to that certain Security Agreement, dated as of [_____________] (as amended, amended and restated, restated, supplemented or otherwise modified from time to time, the “Security Agreement”) in favor of Secured Party pursuant to which the Grantor was required to enter into and execute the Trademark Security Agreement, dated as of [_____________] (the “Trademark Security Agreement”), which was recorded with the United States Trademark and Trademark Office at Reel: [_____], Frame: [_____] on [_____________];

WHEREAS, pursuant to the Security Agreement and the Trademark Security Agreement, the Grantor granted to the Secured Party a security interest and continuing lien on all of such Grantor’s right, title and interest in, to and under all of the Trademark Collateral (as defined below) of Grantor; and

WHEREAS, the Grantor has requested that the Secured Party enter into this Release in order to effectuate, evidence and record the release and reassignment to the Grantor of any and all right, title and interest the Secured Party may have in the Trademark Collateral.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Secured Party hereby agrees as follows:

SECTION 1.    Definitions. Unless otherwise defined herein, capitalized terms used but not expressly defined herein shall have the meanings given to them in the Security Agreement.
SECTION 2.    Release of Security Interest. Secured Party hereby releases and terminates the Trademark Security Agreement and releases, terminates, and discharges its security interests under the Trademark Security Agreement and under the Security Agreement in all of Grantor’s right, title and interest in, to and under all United States, State and foreign trademarks, service marks, collective marks, trade names, corporate names, d/b/as, business names, fictitious business names, Internet domain names, trade styles, logos, other source or business identifiers, designs and general intangibles of a like nature and, with respect to any of the foregoing: (i) all registrations and applications therefor including, but not limited to, the registrations and applications referred to on Exhibit A hereto, and with respect to any and all of the foregoing, (ii) the goodwill of the business symbolized thereby, (iii) all rights corresponding thereto throughout the world, (iv) all rights to sue for past, present, and future infringement or dilution thereof or for any injury to goodwill, (v) all licenses, claims, damages, and proceeds of suit arising therefrom and (vi) all payments and rights to payments arising out of the sale, lease, license assignment or other disposition thereof (collectively, the “Trademark Collateral”), and hereby reassigns any and all interest that it may have therein to the Grantor.

SECTION 3.    Filing of the Release. Secured Party hereby authorizes the filing of this Release in the United States Trademark and Trademark Office by the Grantor or its designees, at Grantor’s sole cost and expense.

SECTION 4.    Electronic Transmission. This Release may be executed and delivered by facsimile or other means of electronic transmission (including .pdf) and such transmission shall constitute an original for all purposes.

SECTION 5.    Governing Law. This Release and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Release and the transactions contemplated hereby shall be governed by, and construed in accordance with, the laws of the United States and the State of New York, without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction).

[Signature page follows]

IN WITNESS WHEREOF, Secured Party has caused this Release to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

PDL BioPharma, Inc., as Secured Party
By:
Name:
Title:

EXHIBIT G
(Form of Asset Transfer Agreement)

[See attached.]

ASSET TRANSFER AGREEMENT

This ASSET TRANSFER AGREEMENT (together with all exhibits, schedules and other documents attached hereto, this “Agreement”) dated as of August 11, 2020 is made by and between DEFINED DIAGNOSTICS, LLC (F/K/A WELLSTAT DIAGNOSTICS LLC), a Delaware limited liability company (“Transferee”), and PDL BIOPHARMA, INC., a Delaware corporation (“Transferor”).
RECITALS

A. Transferor and Transferee were parties to that certain Asset Purchase Agreement, dated as of December 22, 2015, as amended by that certain Amendment No. 1 to Asset Purchase Agreement, dated as of May 24, 2017, (as amended, the “Receivership APA”), pursuant to which Transferor acquired certain assets from Transferee (the “Receivership Assets”) and assumed certain liabilities of Transferee on May 24, 2017.

B. Transferor and Transferee are parties to that certain Settlement Agreement, dated as of the date hereof (the “Settlement Agreement”), pursuant to which the parties thereto agreed to permanently settle, compromise and resolve the claims and causes of action set forth therein.

C. The Settlement Agreement provides that, if certain payments are made by the Wellstat Parties (as defined in the Settlement Agreement) to Transferor in accordance with the terms of the Settlement Agreement, then Transferee’s assets acquired by Transferor through the Receivership APA, as they exist as of the date hereof, shall be transferred by Transferor to Transferee on an “AS IS” AND “WHERE IS” basis, except for the representations and warranties set forth in Section 3.7 hereof.

D. Simultaneously with the execution hereof, Transferor has delivered to the Escrow Agent (as defined in the Settlement Agreement) the following: (i) a duly executed bill of sale and assignment, substantially in the form attached hereto as Exhibit A; (ii) a duly executed intellectual property assignment agreement for Intellectual Property other than Patents, substantially in the form attached hereto as Exhibit B; (iii) a duly executed patent assignment agreement, substantially in the form attached hereto as Exhibit C; (iv) duly executed Patent Security Agreement Releases (as such term is defined in the Settlement Agreement) and (v) duly executed Trademark Security Agreement Releases (as such term is defined in the Settlement Agreement) (the document set forth in (i), (ii), (iii) and the Patent Security Agreement Releases and Trademark Security Agreement Releases relating solely to Diagnostics, the “Transaction Documents”).

E. Accordingly, subject to the terms and conditions of this Agreement, Transferor desires to transfer to Transferee, and Transferee desires to accept from Transferor, all of the Transferred Assets.
AGREEMENT

For and in consideration of the premises, mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and agreed, and intending to be legally bound, the parties agree as follows:

ARTICLE I

DEFINITIONS

1.1    As used in this Agreement, capitalized terms shall have the meanings set forth or referenced in Exhibit 1.1 or elsewhere herein.

ARTICLE II

ASSETS AND LIABILITIES

2.1    Transfer of Assets. Upon the terms and subject to the conditions of this Agreement, at the Closing, Transferor shall sell, assign, transfer, convey and deliver to Transferee, free and clear of all Liens, other than ATA Permitted Liens, and Transferee agrees to purchase and acquire all right, title and interest of Transferor in and to the following assets, properties and rights (the “Transferred Assets”) on an “AS IS” AND “WHERE IS” basis without any express or implied warranty of any kind or nature, except for the representations and warranties set forth in Section 3.7 hereof:

(a)Receivership Assets. Receivership Assets (other than (i) those Intellectual Property assets described as having been abandoned by Transferor or that have expired prior to the date hereof in Schedule 2.1(a)(i) or Schedule 2.1(a)(ii), (ii) the Elected Excluded Assets (as defined below) and (iii) those tangible assets which, as of the date hereof, no longer physically exist), including, without limitation, all right, title and interest of Transferor in and to the following assets, properties and rights:

(i)Assets. All of the assets described on Schedule 2.1(a)(i); and

(ii)Assumed Contracts. All Intellectual Property and other rights (and all obligations) in, to and under the agreements relating to the Transferred Assets and listed on Schedule 2.1(a)(ii) (the “Assumed Contracts”), subject to the terms and conditions of such Assumed Contracts and this Article II, and provided that, as set forth in Section 2.8, no Assumed Contract shall be subject to transfer hereunder unless any and all Third Party consents required under such Assumed Contract have been obtained before Closing.

(b)Records. Assignable books, records, files, data, financial statements or other information directly related to title in and to the Transferred Assets which are in Transferee’s possession or control.

2.2    Excluded Assets. The Transferred Assets shall include only those assets described in Section 2.1, but, notwithstanding the foregoing, shall exclude all of the following property (collectively, the “Excluded Assets”):

(a)Benefit Plans. All rights in connection with, and assets of, the employee benefit plans of Transferor;

(b)Employees. All employees of Transferor;

(c)Corporate Documents. All minute books, stock books and Tax Returns of Transferor;

(d)Claims. Any claims, counterclaims and rights of offset solely against Liabilities not assumed by Transferee;

(e)Rights under this Agreement. All rights of Transferor under this Agreement, the Transaction Documents and the Settlement Agreement;

(f)Stock. The shares of capital stock of Transferor;

(g)Insurance. All insurance policies, except for proceeds and returns of premiums received by Transferor relating to the Transferred Assets prior to Closing;

(h)Excluded Contracts. All Contracts of Transferor, other than the Assumed Contracts (collectively, the “Excluded Contracts”). For the avoidance of doubt, the Settlement Agreement is an Excluded Contract;

(i)Personnel Records. All personnel records and other records that Transferor is required by law to retain in its possession;

(j)Phone Numbers and Email Addresses. All phone numbers and email addresses owned by a party other than Transferor, and all information assets or other property owned by a party other than Transferor;

(k)Elected Excluded Assets. Any Receivership Assets identified by Transferee in writing to Transferor prior to the Closing (such assets, the “Elected Excluded Assets”); and

(l)Nonexistent Assets. Any tangible Receivership Asset which, as of the date hereof, no longer physically exists.

2.3    Assumed Liabilities. In addition to any other amounts to be paid by Transferee as provided in Section 2.5 hereof, upon the terms and subject to the conditions of this Agreement, at Closing, Transferee shall assume and thereafter pay, perform, satisfy and fully discharge when due, and shall hold Transferor harmless from, any and all liabilities and obligations of Transferor arising after the Closing Date with respect to the Transferred Assets, including those arising under or out of the Assumed Contracts (collectively, the “Assumed Liabilities”).

2.4    Excluded Liabilities. The Excluded Liabilities shall remain the sole responsibility of Transferor and shall be retained, paid, performed and discharged solely by Transferor. Transferee will not assume or be liable for any Excluded Liability. “Excluded Liabilities” means all Liabilities of Transferor other than Assumed Liabilities, including, for the avoidance of doubt, (a) all Liabilities arising prior to the Closing out of, or relating to or with respect to, (i) the employment or performance of services, or termination of employment or services, of any individual by Transferor, (ii) workers’ compensation claims against Transferor or (iii) any employee benefit plans of Transferor; (b) all Liabilities in respect of any pending or threatened Action or other claim, (c) fees and expenses payable by Transferor in accordance with Section 7.3, (d) all Transferor Taxes; and (e) all Liabilities under the Excluded Contracts.

2.5    Consideration. The Transferred Assets are being transferred for and in consideration of the premises, mutual covenants and agreements contained herein and in the Settlement Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and agreed. The parties agree that the value of the consideration set forth in the foregoing sentence is $4,500,000 (the “Allocated Consideration”), of which $500,000 is the value given for all tangible Transferred Assets and $4,000,000 is the value given for all intangible Transferred Assets; provided that, in the event that BioVeris exercises its right to acquire the License Agreement by and between Transferor (as successor in interest of Transferee) and BioVeris dated as of June 26, 2007 (the “ECL License”) pursuant to Section 12.2(b) thereof, the Allocated Consideration shall be reduced by any amount paid by BioVeris to Transferor for such acquisition.

2.6    “AS IS” and “WHERE IS” Basis. Notwithstanding anything to the contrary in this Agreement other than the representations and warranties set forth in Section 3.7 hereof, Transferee acknowledges and agrees that the Transferred Assets are being transferred on an “AS IS” and “WHERE IS” basis and neither Transferor nor its agents or representatives makes, or has made, any representations or warranties whatsoever, express or implied, including any representations or warranties of merchantability, fitness for a particular purpose, non-infringement, system integration, or accuracy or completeness of informational content and, in the case of Intellectual Property, of subsistence, validity or enforceability.

2.7    Closing.

(a)Place and Time. The closing of the transactions contemplated by this Agreement (the “Closing”) shall take place as soon as possible, but not later than within two (2) Business Days, following confirmation by Escrow Agent to the Wellstat Parties and Transferor that it has received a Federal Reference Number on its wire transfer of the payments that the Wellstat Parties made or caused to be made to the Escrow Agent in accordance with Sections 5(a) or 5(b) or 5(c) of the Settlement Agreement; provided that, if prior to such date, there has been an Inspection Failure (as defined in Section 5.9) and the Transferor, Transferee and the Wellstat Parties have jointly notified the Escrow Agent in writing of such failure, the Closing shall be delayed until the earlier of the date that is (i) ten (10) Business Days following the date Transferor, Transferee and the Wellstat Parties provide joint notification to the Escrow Agent that the Inspection Failure has been remedied and (ii) thirty (30) days after confirmation by Escrow Agent to the Wellstat Parties and Transferor that it has received such Federal Reference Number (the date upon which the Closing occurs and the Escrow Agent releases the Transaction Documents in accordance with Section 2.7(a) hereof, the “Closing Date”). The Closing shall take place by electronic exchange of all relevant documentation. The Closing shall be effective at 12:01 a.m., Eastern Time, on the Closing Date.

(b)Deliverables. On the Closing Date, the Escrow Agent shall release to the Transferee the Transaction Documents dated as of the date of such release.

2.8    Third-Party Consents. Notwithstanding anything to the contrary in this Agreement, this Agreement shall not constitute an agreement to transfer any Transferred Asset, or any claim, right or benefit arising under or resulting from a Transferred Asset, if such transfer or attempt to make such transfer, without the consent or approval of a Third Party, would constitute a breach or violation thereof or affect adversely the rights of Transferor thereunder; and no action under this Agreement shall constitute a transfer of such Transferred Asset in the absence of such consent or approval. Transferor and Transferee shall give reasonably prompt notice to the other party of any written notice from any Third Party alleging that the consent of such Third Party is or may be required in connection with the transactions contemplated by this Agreement. To the extent any asset, property or right that would otherwise constitute a Transferred Asset is not transferred as provided above, Transferee and Transferor shall use commercially reasonable efforts to enter into arrangements to provide Transferee with substantially all of the benefits and burdens (or economic equivalents) relating to such assets, properties and rights. After Closing, Transferee shall use reasonable best efforts to obtain as soon as practicable such consents or approvals (and the release of Transferor from any Liabilities related thereto) and Transferor shall cooperate with Transferee in such efforts.

2.9    Further Conveyances and Assumptions. Transferor and Transferee shall execute, acknowledge and deliver such further instruments, and take such further actions as may be reasonably necessary or appropriate to transfer the Transferred Assets to Transferee and to effect the assumption of the Assumed Liabilities by Transferee under this Agreement and to otherwise make effective the transactions contemplated hereby.

2.10    Asset Schedules. For the avoidance of doubt, all Receivership Assets (other than (i) those Intellectual Property assets described as having been abandoned by Transferor or that have expired prior to the date hereof in Schedule 2.1(a)(i) or Schedule 2.1(a)(ii), (ii) the Elected Excluded Assets and (iii) those tangible assets which, as of the date hereof, no longer physically exist) are Transferred Assets. Schedules 2.1(a)(i) and 2.1(a)(ii) hereof are meant to assist the parties in identifying such assets, but the omission of a Receivership Asset which is not an Excluded Asset from such schedules shall not affect the status of such asset as a Transferred Asset and the inclusion of an Excluded Asset on such schedules shall not affect the status of such asset as an Excluded Asset. Transferor makes no representation or warranty to Transferee with respect to the accuracy or completeness of Schedules 2.1(a)(i) and 2.1(a)(ii).

ARTICLE III

LIMITED REPRESENTATIONS AND WARRANTIES OF TRANSFEROR

Transferor hereby represents and warrants to Transferee as of the date hereof and as of the Closing, as follows:

3.1    Existence. Transferor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

3.2    Corporate Power and Authority. Transferor has full corporate power and authority to enter into this Agreement and perform its obligations hereunder. The execution and delivery of this Agreement, the performance by Transferor of its obligations hereunder and the consummation of the transactions contemplated herein have been duly authorized by all corporate actions on the part of Transferor and its stockholders required by applicable Law and its constituent documents. This Agreement constitutes the legal, valid and binding obligation of Transferor, enforceable against it in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar Laws affecting creditors’ rights generally and by general principles of equity (regardless of whether considered in a proceeding in equity or at law).

3.3    No Violation. Neither the execution and delivery of this Agreement nor the performance by Transferor of its obligations hereunder nor the consummation of the transactions contemplated hereby will (a) contravene any provision of the organizational or governing documents of Transferor; (b) violate, be in conflict with, constitute a default under, permit the termination of, require the consent of any other party to, or constitute a breach of any mortgage, indenture, lease, contract, agreement, instrument or commitment to which Transferor is a party or by which Transferor, or any of its assets or properties may be bound; or (c) to Transferor’s knowledge, violate any Law or Order to which Transferor is subject or by which Transferor, or any of the Transferred Assets are bound, except in the case of Sections 3.3(b) and (c) as would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on Transferor’s ability to consummate the transactions contemplated hereby.

3.4    Governmental Authorization. Neither the execution, delivery nor performance by Transferor of this Agreement requires any consent, approval, license or other action by or in respect of, or registration, declaration or filing with, any Governmental Authority.

3.5    Litigation. As of the date hereof, to Transferor’s knowledge there is no pending Action, litigation, mediation, arbitration or other legal or administrative proceeding pending or threatened against Transferor which seeks to condition or prohibit the transactions contemplated hereby.

3.6    Brokers or Finders’ Fees. Transferor has not incurred any obligation or liability, contingent or otherwise, for brokerage or finders’ fees or agents’ commissions or other similar payment in connection with this Agreement, or the transactions contemplated hereby, for which Transferee is or will become liable.

3.7    Title; Absence of Liens. As of the date hereof and through the Closing Date, Transferor has not assigned or transferred to any third party any interests in the Transferred Assets. Other than ATA Permitted Liens, the title to the Transferred Assets is not subject to any Liens, security interests, rights or licenses granted by Transferor.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF TRANSFEREE

Transferee hereby represents and warrants to Transferor as of the date hereof and as of the Closing, as follows:

4.1    Existence. Transferee is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware.

4.2    Power and Authority. Transferee has all requisite power and authority to enter into this Agreement and perform its obligations hereunder. The execution and delivery of this Agreement, the performance by Transferee of its obligations hereunder and the consummation of the transactions contemplated herein have been duly authorized by all organizational actions on the part of Transferee required by applicable Law and its constituent documents. This Agreement constitutes the legal, valid and binding obligation of Transferee, enforceable against it in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar Laws affecting creditors’ rights generally and by general principles of equity (regardless of whether considered in a proceeding in equity or at law).

4.3    No Violation. Neither the execution and delivery of this Agreement nor the performance by Transferee of its obligations hereunder nor the consummation of the transactions contemplated hereby will (a) contravene any provision of the organizational or governing documents of Transferee; (b) violate, be in conflict with, constitute a default under, permit the termination of, require the consent of any other party to, or constitute a breach of any mortgage, indenture, lease, contract, agreement, instrument or commitment to which Transferee is a party or by which Transferee, or any of its assets or properties may be bound; or (c) to Transferee’s knowledge, violate any Law or Order to which Transferee is subject or by which Transferee, except in the case of Sections 4.3(b) and (c) as would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on Transferee’s ability to consummate the transactions contemplated hereby.

4.4    Governmental Authorization. Neither the execution, delivery nor performance by Transferee of this Agreement requires any consent, approval, license or other action by or in respect of, or registration, declaration or filing with, any Governmental Authority.

4.5    Brokers or Finders’ Fees. Neither Transferee nor any of its Affiliates has incurred any obligation or liability, contingent or otherwise, for brokerage or finders’ fees or agents’ commissions or other similar payment in connection with this Agreement, or the transactions contemplated hereby, for which Transferor is or will become liable.

4.6    No Consents. No filing with, or consent, waiver, approval or authorization of, or notice to, any Governmental Authority or any other Person is or will be required to be made or obtained by Transferee in connection with the execution and delivery of this Agreement or any other document or instrument contemplated hereby or thereby, the consummation of any of the transactions contemplated hereby or thereby or the performance of any of its obligations hereunder or thereunder that have not been obtained by Transferee.

4.7    Litigation. As of the date hereof, there is no Action pending or, to Transferee’s knowledge, threatened in, by or before any Governmental Authority that would, individually or in the aggregate, have a material adverse effect on Transferee’s ability to consummate the transactions contemplated by this Agreement or perform its obligations hereunder.

4.8    Investigation. In entering into this Agreement, Transferee has relied upon its own investigation and analysis and the representations and warranties contained in Article III and those expressly set forth in the agreements between Transferor and Transferee entered into in connection herewith and Transferee acknowledges that neither Transferor nor any of its Affiliates makes or has made any other representation or warranty, either express or implied, as to the accuracy or completeness of any of the information provided or made available to Transferee or any of its Affiliates, and Transferee has not relied on any other such representation or warranty made or claimed to have been made by Transferor.

ARTICLE V

COVENANTS

5.1    Conduct of the Business.

(a)Transferor agrees that during the period from the date hereof until the earlier of the Closing or the termination of this Agreement, except as expressly provided in Section 5.1(b) hereof, or consented to by Transferee in writing (which consent shall not be unreasonably withheld or delayed), Transferor shall:

(i)at its own expense, take reasonable steps to maintain and protect the tangible Transferred Assets as they exist at the Effective Date against loss, theft, destruction, breakage or falling into disrepair (normal wear and tear excepted), it being understood and agreed by Transferor and Transferee that tangible Transferred Assets are held and maintained at the Facilities pursuant to storage facility agreements and that Transferor’s obligations under this Section 5.1(a)(i) as they relate to such tangible assets shall be satisfied (x) if Transferor complies with those terms and conditions of such agreements, including the continued payment of the Facilities’ fees, which, if breached, would reasonably be expected to have a material adverse effect on any Transferred Asset and (y) if, upon notice to Transferor of the occurrence of an event (other than a breach of the storage facility agreements) that has resulted in, or which could reasonably be expected to result in, the loss, theft, destruction or breakage of assets, Transferor takes all actions reasonably necessary to mitigate any such loss, theft, destruction or breakage; provided that, Transferor shall not be obligated to continue mitigation if it has incurred costs in connection therewith in excess of $5,000 if Transferor informs Transferee of the event and expected cost of mitigation and allows Transferee to continue mitigation efforts at Transferee’s sole cost and expense; and

(ii)not (x) amend or terminate (prior to its expiration) any Assumed Contract or (y) grant any interest in or license to use any of the Transferred Assets to any Third Party, other than the interest, if any, that Transferor may be required to grant to BioVeris in connection with the Purchase Right (as such term is defined in the ECL License) and not to modify or terminate the ECL License.

(b)During the period from the date hereof until the earlier of the Closing or the termination of this Agreement, Transferor shall provide prompt written notice to Transferee of any communications it receives relating to required filings, or renewal or maintenance fees to be paid for Transferred Assets which constitute Patents or Registered Trademarks or applications to register Trademarks. Transferor shall have no obligation to maintain or protect any Patents, Trademarks or other Intellectual Property. Transferee may, in its sole discretion and sole expense, maintain and protect the Transferred Assets which constitute Intellectual Property. In furtherance of the foregoing, during the period from the date hereof until the earlier of the Closing or the termination of this Agreement, the Wellstat Parties may make any filings they reasonably deem necessary or appropriate to protect against expiration or abandonment of such Transferred Assets for failure to pay renewal or maintenance fees or to prosecute, at the Wellstat Parties’ sole expense. In connection with any such filings, Transferor will use commercially reasonable efforts to cooperate, to the extent reasonably necessary to permit the Wellstat Parties to make any such filings.

5.2    Commercially Reasonable Efforts. Prior to Closing, upon the terms and subject to the conditions provided herein, each of the parties hereto agrees to use its commercially reasonable efforts to take or cause to be taken all actions, to do or cause to be done, and to assist and cooperate with any party hereto in doing all things necessary, proper or advisable under applicable Laws and regulations to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement, including, without limitation: (a) the obtaining of consents, waivers or approvals of Third Parties to transfer the Transferred Assets which, if not obtained, would constitute a breach or violation of the agreements between Transferor and such parties or which would adversely affect the rights of Transferor relating to such assets, provided, however, that none of the parties hereto shall be obliged to make any payment to Third Parties for obtaining such consents, waivers or approvals; and (b) the execution and delivery of such instruments, and the taking of such other actions as the other party hereto may reasonably require in order to carry out the intent of this Agreement. Prior to the Closing, Transferor and Transferee agree to use their commercially reasonable efforts to cause Third Parties to Assumed Contracts to release Transferor from all Liabilities relating to the Assumed Contracts upon their assignment to Transferee; provided, however, that none of the parties hereto shall be obliged to make any payment to Third Parties for obtaining any such release.

5.3    Governmental Authorization. Transferor, on the one hand, and Transferee, on the other hand, shall promptly file all necessary registrations and filings required by any Governmental Authority in order to consummate the transactions contemplated hereby. Each of Transferee and Transferor further agrees that it will comply with any applicable post-Closing notification or requirements of any antitrust, trade competition, investment or control reporting or similar Law or regulation of any Governmental Authority with competent jurisdiction. Each of Transferee and Transferor agrees to cooperate with and promptly consult with, to provide any reasonably available information with respect to, and to provide, subject to appropriate confidentiality provisions, copies of all presentations and filings to any Governmental Authority to, Transferor or Transferee, as the case may be, or the counsel of Transferor or Transferee, as the case may be.

5.4    Confidentiality. The parties hereto agree that the terms and conditions of Section 28 (Confidentiality) of the Settlement Agreement are incorporated herein by reference and that the parties hereto shall be bound by such terms and conditions.

5.5    Public Announcements. No press release or announcement concerning the transactions contemplated hereby shall be issued by Transferee or Transferor or any of their Affiliates without the prior consent of the other party hereto, except as such press release or announcement may be required by Law, rule or regulation.

5.6    Certain Tax Matters. The following provisions shall govern the allocation of responsibility as between Transferee and Transferor for certain tax matters following the Closing Date:

(a)Transfer Taxes and Costs. All transfer, sales, use, value added, stamp, recording, registration, excise, or other similar Taxes and any notarial fees incurred in connection with (i) the transfer of any of the Transferred Assets pursuant to this Agreement or the Transaction Documents, (ii) the delivery of this Agreement or any of the Transaction Documents, and (iii) the consummation of any of the transactions contemplated by this Agreement or any of the Transaction Documents (collectively, “Transfer Taxes”), shall be borne in their entirety by Transferee. Transferee shall timely pay all such Transfer Taxes, and file all applicable filings, reports and returns related to such Transfer Taxes that Transferee is required to file under applicable Law, and Transferor shall reasonably cooperate with Transferee in connection therewith.

(b)Prorations. All real and personal property taxes and similar ad valorem obligations imposed on a periodic basis, in each case levied with respect to the Transferred Assets for a taxable period which includes (but does not end on) the Closing Date, shall be apportioned between Transferor and Transferee as of the Closing Date based on the number of days in such taxable period prior to and including the Closing Date (the “Pre-Closing Period”) and the number of days in such taxable period following the Closing Date (the “Post-Closing Period”). Transferor shall be liable for the proportionate amount of such taxes that is attributable to the Pre-Closing Period and Transferee for the proportionate amount of such taxes that is attributable to the Post-Closing Period. Within ninety (90) days after the Closing, Transferor and Transferee shall present a reimbursement to which each is entitled under this Section 5.6(b) together with such supporting evidence as is reasonably necessary to calculate the proration amount. The proration amount shall be paid by the party owing it to the other within ten (10) days after delivery of such statement. In the event that either Transferor or Transferee shall thereafter make a payment for which it is entitled to reimbursement under this Section 5.6(b), the other party shall make such reimbursement (to the extent not already made pursuant to this Section 5.6(b)) promptly but in no event later than thirty (30) days after the presentation of a statement setting forth the amount of reimbursement to which the presenting party is entitled along with such supporting evidence as is reasonably necessary to calculate the amount of reimbursement. Any payment required under this Section 5.6(b) and not made within five (5) Business Days after its due date shall bear interest at the rate per annum determined, from time to time, under the provisions of Section 6621(a)(2) of the Code for each day until paid.

5.7    Delivery of Tangible Transferred Assets. As soon as reasonably possible after the Closing, Transferee shall, at its own expense, take delivery of any tangible property included in the Transferred Assets located in Transferor’s storage facilities with JK Moving Services at 44112 Mercure Circle, Sterling, Virginia 20166, Precision BioServices, Inc. at 8425 Progress Drive, Suite M, Frederick, Maryland 21701 and Iron Mountain at 1000 Campus Drive, Collegeville, Pennsylvania 19426 (each such storage facility, a “Facility”); provided that, if Transferee does not take delivery of such assets within 30 calendar days after the Closing, Transferee shall be responsible for all storage costs for such assets until they are removed by Transferee (which delivery shall occur as soon as reasonably possible). Transferee shall be solely responsible for loading and shipping such tangible Transferred Assets, and for insuring the same during and after shipping. Any damage to the Transferred Assets or to Transferor’s facilities resulting from such removal shall be paid by Transferee to Transferor promptly after notice is received by Transferee from Transferor as to the amount of such damages.

5.8    BioVeris Waiver. Within five (5) Business Days after the Effective Date, Transferor shall provide to BioVeris the Negotiation Notice (as such term is defined in the ECL License). Such notice will also request that BioVeris waive its rights set forth in Section 12.2(b) of the ECL License. Transferor shall not be required to pay anything to BioVeris to obtain such waiver. If Transferor fails to obtain such waiver within thirty (30) days following receipt of the Negotiation Notice by BioVeris, and Transferor and BioVeris negotiate, but are unable to agree on price and all other relevant transaction terms for BioVeris to acquire the ECL License from Transferor, Transferor shall deliver to BioVeris a Purchase Notice (as such term is defined in the ECL). The Transferor and Transferee hereby agree that the purchase price for the ECL License to be included in the Purchase Notice shall be $1,000,000. A draft of the Purchase Notice shall be provided to Transferee for review prior to delivery to BioVeris.

5.9    Right to Inspect.

(a)Transferor shall be entitled to one visit per Facility to inspect the Transferred Assets located therein, in accordance with the terms of this Section 5.9. For each Facility, Transferee shall provide notice to Transferor of three possible different dates (specifying the time for the inspection on such date), each occurring Monday through Friday, 9:00am ET to 5:00pm ET, the earliest date of which shall be at least seven days after delivery of such notice. Transferor shall at least two (2) days prior to the earliest date, select one of those three dates and shall grant authorization to permit Transferee access to such Facility on such date. Transferor shall have the right to have a representative present at such Facility visit; however, for the avoidance of doubt, the presence of a representative of Transferor shall not be required for Transferee to enter the Facility at the date and time selected by Transferor in accordance herewith. If a Facility refuses to permit access on the date and time selected by Transferee and Transferor, a new date and time shall be selected by Transferee and Transferor in accordance with the terms hereof.

(b)If Transferee has been unable to visit a Facility prior to the date the Escrow Agent confirms to the Wellstat Parties and Transferor that it has received a Federal Reference Number on its wire transfer of the payments that the Wellstat Parties made or caused to be made to the Escrow Agent in accordance with Sections 5(a) or 5(b) or 5(c) of the Settlement Agreement due to reasons beyond Transferee’s or Transferor’s control (such failed visit, an “Inspection

Failure”), Transferor and Transferee shall, and Transferee shall cause the Wellstat Parties to, jointly notify the Escrow Agent in writing of such failure. When the reason for such inability has resolved, Transferor and Transferee shall cooperate in good faith to select a time and date as soon as reasonably possible to allow Transferee to conduct the missed inspection. Transferor shall have the right to have a representative present at such Facility visit; however, for the avoidance of doubt, the presence of a representative of Transferor shall not be required for Transferee to enter the Facility at the date and time selected by the parties in accordance herewith. Upon completion of all such missed inspections, the Transferor and Transferee shall, and Transferee shall cause the Wellstat Parties to, promptly provide joint notification to the Escrow Agent that the Inspection Failure has been remedied.

5.10    Removal of ATA Permitted Liens. After the Closing, Transferor shall promptly take all actions necessary to cause all Liens described in subsections (a) and (b) of the definition of ATA Permitted Liens, if any, on the Transferred Assets as of the Closing Date to be removed.

ARTICLE VI

TERMINATION

6.1    Termination. Notwithstanding anything herein to the contrary, this Agreement:

(a)will terminate automatically upon the termination of the Settlement Agreement at any time prior to the Closing;

(b)will terminate automatically if the Wellstat Parties fail to make or cause to be made payment of the Total Settlement Amount Balance (as defined in the Settlement Agreement) by the Final Payment Date (as defined in the Settlement Agreement);

(c)may be terminated by the mutual written consent of Transferor and Transferee at any time prior to the Closing;

(d)may be terminated by written notice of Transferor or Transferee if a final nonappealable order, writ, judgment, injunction, decree, stipulation, ruling, determination or award entered by or with any Governmental Authority or other nonappealable final action by a Governmental Authority permanently enjoining, restraining or otherwise prohibiting the Closing has been issued by a Governmental Authority of competent jurisdiction;

(e)may be terminated by written notice of Transferee delivered on or prior to the Closing Date, without prejudice to any rights or obligations Transferee may have, if Transferor shall have materially breached any representation or warranty contained herein or breached any agreement or covenant contained herein to be performed on or prior to the Closing Date and such breach shall not be cured within ten (10) days following receipt by Transferor of a notice describing in reasonable detail the nature of such breach; and

(f)may be terminated by written notice of Transferor delivered on or prior to the Closing Date, without prejudice to any rights or obligations Transferor may have, if Transferee shall have materially breached any representation or warranty or breached any agreement or covenant contained herein to be performed on or prior to the Closing Date and such breach shall not be cured within the earlier of ten (10) days following receipt by Transferee of a notice describing in reasonable detail the nature of such breach.

6.2    Procedure and Effect of Termination.

(a)In the event of termination of this Agreement and abandonment of the transactions contemplated hereby, this Agreement shall forthwith terminate and (other than the provisions of Section 6.2(b)) shall become null and void and of no further effect, and the transactions contemplated hereby shall be abandoned without further action by Transferor or Transferee.

(b)If this Agreement is terminated pursuant to Section 6.1 hereof there shall be no liability or obligation hereunder on the part of Transferor or Transferee or any of their respective directors, officers, employees, Affiliates, controlling Persons, agents, advisors or representatives, except that the obligations provided for in this Section 6.2 and Article VI shall survive any such termination, and provided that nothing in this Article VI will be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement and termination of this Agreement shall not impair or alter the Parties’ rights under the Settlement Agreement.

ARTICLE VII

MISCELLANEOUS PROVISIONS

7.1    Survival; Limitations of Damages.

(a)The representations and warranties contained in this Agreement shall survive the Closing until the nine (9) month anniversary thereof. For the avoidance of doubt, any claim of breach made prior to such nine (9) month anniversary shall survive until such claim is finally resolved. The covenants contained in this agreement that are required to be performed (i) prior to the Closing Date shall not survive the Closing and (ii) after the Closing shall continue in full force and effect in accordance with its terms.

(b)In the event of a breach by Transferor of the representations and warranties set forth in Section 3.7 (Title; Absence of Liens), upon notice of such breach by Transferee, Transferor shall promptly take all actions necessary to cause the Lien, security interest, right and/or license which is the subject of such breach to be removed. If Transferor fails to promptly cause such lien, security interest, right and/or license to be removed or if Transferor breaches the post-Closing covenant set forth in Section 5.10 (Removal of ATA Permitted Liens), Transferor’s liability to Transferee for such breach shall be limited to the actual costs incurred by Transferee in removing the Lien, security interest, right and/or license, and Transferee shall not be entitled to recover any consequential, incidental, special or punitive damages in connection therewith.

7.2    Amendment; Waiver. Neither this Agreement, nor any of the terms or provisions hereof, may be amended, modified, supplemented or waived, except by a written instrument signed by the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof, nor shall such waiver constitute a continuing waiver. No failure of either party to insist upon strict compliance by the other party with any obligation, covenant, agreement or condition contained in this Agreement shall operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

7.3    Fees and Expenses. Except as otherwise provided herein, each of the parties shall bear and pay its own costs and expenses incurred in connection with the origin, preparation, negotiation, execution and delivery of this Agreement and the agreements, instruments, documents and transactions referred to in or contemplated by this Agreement, including any fees, expenses or commissions of any of its advisors, agents, finders or brokers. Except as otherwise provided herein, any filing or other fees payable to any Governmental Authority in connection with the consummation of the transactions contemplated herein, including intellectual property assignment filings or other filings required by Section 5.3, shall be borne by Transferee. Except as aforesaid, each party shall indemnify the other party against any claims of Third Parties of any brokerage, finder’s, agent’s or similar fees or commissions in connection with the transactions contemplated hereby insofar as such claims are alleged to be based on arrangements or contacts made by, to or with the first mentioned party or its respective advisors or representatives.

7.4    Notices. All notices, requests, demands, document deliveries and other communications under this Agreement shall be in writing and shall be deemed to have been duly given, provided, made or received (a) when delivered personally, (b) when sent by electronic mail (“e-mail”) or facsimile mail (in each case, on electronic confirmation of delivery), (c) one (1) Business Day after deposit with an overnight courier service (providing proof of delivery) or (d) three (3) Business Days after mailed by certified or registered mail, return receipt requested, with postage prepaid to the parties at the following addresses or e-mail addresses (or at such other address, e-mail address or facsimile number for a party as shall be specified by like notice):

(i) If to Transferor, to:

PDL BioPharma, Inc.
932 Southwood Boulevard
Incline Village, NV 89451
Attention: General Counsel
Facsimile: (775) 832-8501
E-mail: general.counsel@pdl.com

with copies (which shall not constitute notice) to:

Gibson, Dunn & Crutcher LLP
333 South Grand Avenue
Los Angeles, CA 90071
Attention: Karen E. Bertero
Facsimile: (213) 229-7520
E-mail: KBertero@gibsondunn.com

Gibson, Dunn & Crutcher LLP

200 Park Avenue
New York, NY 10166
Attention: Robert L. Weigel
Facsimile: (212) 351-4035
E-mail: RWeigel@gibsondunn.com

(ii) If to Transferee, to:

Defined Diagnostics, LLC
14200 Shady Grove Road
Suite 600
Rockville, Maryland 20850
Attn: Managing Member – FORMAL NOTICE
Telephone: (240) 631-2500
Facsimile: (240) 683-5830
E-mail: nwohlstadter@wellstat.com

with a simultaneous copies to:

Defined Diagnostics, LLC
14200 Shady Grove Road
Suite 600
Rockville, Maryland 20850
Attn: Legal Department – FORMAL NOTICE
Telephone: (240) 631-2500
Facsimile: (240) 683-5830
E-mail: fbragg@wellstat.com

and with copies (which shall not constitute notice) to:

Arnold & Porter Kaye Scholer LLP
250 West 55th Street
New York, NY 10019
Attention: James Catterson Eric N. Whitney Tracy A. Belton
Facsimile: (212) 836-8689
E-mail: james.catterson@arnoldporter.com
eric.whitney@arnoldporter.com
tracy.belton@arnoldporter.com

7.5    Assignment. This Agreement and all of the provisions hereof shall be binding and inure to the benefit of the parties hereto and their respective successors and assigns. Neither this Agreement nor any of the rights or obligations hereunder may be assigned by the parties hereto without the prior written consent of the other party (which consent will not be unreasonably withheld or delayed); provided that Transferee shall be entitled to assign this Agreement or any of the rights hereunder without the prior written consent of Transferor at, prior to or following the Closing, so long as Transferee continues to be bound by and comply with its obligations hereunder and pursuant to the applicable terms and conditions of the Assumed Contracts, including any applicable change of control or other restrictive covenants therein. Any assignment that is in violation of this Section 7.5 shall be void ab initio.

7.6    Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of New York and the laws of the United States where applicable. Any dispute or claim arising out of or relating to this Agreement shall be brought exclusively in the Supreme Court of the State of New York, County of New York and the parties hereby submit to the personal jurisdiction of that court with respect to any such dispute or claim.

7.7    Specific Enforcement. Transferee and Transferor hereby acknowledge and agree that the failure of a party to perform its agreements and covenants hereunder will cause irreparable injury to the other party for which monetary damages, even if available, will not be an adequate remedy. Accordingly, each of Transferor and Transferee hereby consents to the granting of equitable relief (including specific performance and injunctive relief) by any court of competent jurisdiction to enforce such party’s obligations hereunder.

7.8    Severability. Each term and provision of this Agreement constitutes a separate and distinct undertaking, covenant, term or provision hereof. In the event that any term or provision of this Agreement shall be determined to be unenforceable, invalid or illegal in any respect, such unenforceability, invalidity, or illegality shall not affect any other term or provision of this Agreement, but this Agreement shall be construed as if such unenforceable, invalid or illegal term or provision had never been contained herein. Moreover, if any term or provision of this Agreement shall for any reason be held to be excessively broad as to time, duration, activity or subject, it shall be construed by limiting and reducing it, so as to be enforceable to the extent permitted under applicable Law as it shall then exist.

7.9    Schedules and Exhibits. The schedules and exhibits attached hereto shall be construed with and as an integral part of this Agreement to the same extent as if the same had been set forth in this Agreement.

7.10    Entire Agreement. This Agreement, including all schedules and exhibits to this Agreement, together with the Settlement Agreement and the agreements contemplated thereby, contains, and is intended as, a complete statement of all the terms and arrangements between the parties with respect to the matters provided for, supersedes any previous agreements and understandings between the parties with respect to those matters and cannot be changed or terminated orally.

7.11    Interpretation.

(a)When a reference is made in this Agreement to an Article, a Section, Exhibit or Schedule, such reference shall be to an Article of, a Section of, or an Exhibit or Schedule to, this Agreement unless otherwise indicated. Any table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this

Agreement. All terms defined in this Agreement shall have the defined meanings when used in any document made or delivered pursuant hereto unless otherwise defined therein. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. Any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein. References to a Person are also to its permitted successors and assigns.

(b)The parties hereto have participated jointly in the negotiation and drafting of this Agreement and, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as jointly drafted by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

7.12    No Third-Party Beneficiaries. This Agreement is for the sole benefit of the parties, and nothing herein expressed or implied shall give or be construed to give any other Person any legal or equitable rights hereunder.

7.13    Counterparts and Electronic Delivery. This Agreement may be executed in counterparts and multiple originals and by facsimile, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. The exchange of copies of this Agreement and of signature pages by facsimile or electronic transmission (“Electronic Delivery”) shall constitute effective execution and delivery of this Agreement as to the parties, shall be treated as an original agreement and signature pages thereof for all purposes, and shall be deemed to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto, each other party hereto shall re-execute original forms thereof and deliver them to all other parties. No party hereto shall raise the use of such Electronic Delivery to deliver a signature, or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery, as a defense to the formation of a contract and each such party forever waives any such defense, except to the extent such defense relates to lack of authenticity.

Signature page follows.

IN WITNESS WHEREOF, the parties have executed this Agreement, effective as of the date first set forth above.

DEFINED DIAGNOSTICS, LLC,
a Delaware limited liability company
By:
Name: Nadine H. Wohlstadter
Title: Managing Member

PDL BIOPHARMA, INC.,
a Delaware corporation
By:
Name:
Title:

Exhibit 1.1

Definitions

“Action” means any claim, action, cause of action or suit, litigation, controversy, assessment, arbitration, audit, examination, investigation, hearing, charge, complaint, demand, notice or proceedings to, from, by or before any Governmental Authority.

“Affiliate” means, as to any Person, any other Person that, directly or indirectly, controls, or is controlled by, or is under common control with, such Person. For this purpose, “control” (including, with its correlative meanings, “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of management or policies of a Person, whether through the ownership of securities or partnership or other ownership interests, by contract or otherwise.

“Agreement” shall have the meaning given in the Preamble.

“Allocated Consideration” shall have the meaning given to it in Section 2.5.

“Assumed Contracts” shall have the meaning given in Section 2.1(a)(ii).

“Assumed Liabilities” shall have the meaning given in Section 2.3.

“ATA Permitted Liens” means any (a) Liens for utilities and Taxes not yet due and payable or being contested in good faith; (b) materialmans’, mechanics’, artisans’, shippers’, warehousemans’ or other similar common law or statutory liens incurred in the ordinary course of business; and (c) Liens granted by Transferee before the Transferred Assets were acquired by Transferor from the Receiver.

“BioVeris” means BioVeris Corporation.

“Business Day” means a day except a Saturday, a Sunday or other day on which banks in the City of New York, New York are authorized or required by Law to be closed.

“Closing” shall have the meaning given in Section 2.7(a).

“Closing Date” shall have the meaning given in Section 2.7(a).

“Code” means the Internal Revenue Code of 1986, as amended.

“Contract” means any written, oral, implied or other agreement, contract, understanding, arrangement, instrument, note, guaranty, indemnity, warranty, deed, assignment, purchase order, work order, commitment, covenant, assurance or undertaking of any nature which in any case creates legally binding obligations.

“Copyrights” means copyrights (registered and unregistered) and applications for registration.

“Dollars” or “$” means U.S. dollars.

“ECL License” shall have the meaning given in Section 2.5.

“Effective Date” shall have the meaning given to it in the Settlement Agreement.

“Elected Excluded Assets” shall have the meaning given in Section 2.2(k).

“Electronic Delivery” shall have the meaning given in Section 7.13.

“Excluded Assets” shall have the meaning given in Section 2.2.

“Excluded Contracts” shall have the meaning given in Section 2.2(h).

“Excluded Liabilities” shall have the meaning given in Section 2.4.

“Facility” shall have the meaning given in Section 5.7.

“Governmental Authority” means any government, court, regulatory or administrative agency, commission or authority or other governmental instrumentality, whether federal, state or local, domestic, foreign, multinational or supranational.

“Indebtedness” of any Person means, without duplication, (a) the principal of, interest on and premium (if any) in respect of (i) indebtedness of such Person for money borrowed and (ii) indebtedness evidenced by notes, debentures, bonds or other similar instruments for the payment of which such Person is responsible or liable; (b) all obligations of such Person issued or assumed as the deferred purchase price of property, all conditional sale obligations of such Person and all obligations of such Person under any title retention agreement including trade accounts payable and other accrued current liabilities arising in the ordinary course of business; (c) all obligations of such Person under leases required to be capitalized in accordance with generally accepted accounting principles; (d) all obligations of such Person for the reimbursement of any obligor on any letter of credit, banker’s acceptance or similar credit transaction; (e) the liquidation value of all redeemable preferred stock of such Person; (f) all obligations of the type referred to in clauses (a) through (e) of any Persons for the payment of which such Person is responsible or liable, directly or indirectly, as obligor, guarantor, surety or otherwise, including guarantees of such obligations; and (g) all obligations of the type referred to in clauses (a) through (f) of other Persons secured by any Lien on any property or asset of such Person (whether or not such obligation is assumed by such Person).

“Inspection Failure” shall have the meaning given in Section 5.9(b).

“Intellectual Property” means Patents, Trademarks, Copyrights, Trade Secrets, and other intellectual property rights recognized in any jurisdiction, whether protected, created or arising under the laws of the United States or any other jurisdiction, including rights to sue for and remedies against past, present and future infringements thereof, and rights of priority and protection of interests therein under the laws of any jurisdiction worldwide.

“Law” means any law, statute, rule, regulation, standard, ordinance or other pronouncement having the effect of law of any foreign jurisdiction, the United States or any state, county, city or other political subdivision or of any Governmental Authority, including, without limitation, common law.

“Liability” or “Liabilities” means any debt, loss, damage, adverse claim, Tax, liability or obligation (whether direct or indirect, known or unknown, asserted or unasserted, absolute or contingent, accrued or unaccrued, liquidated or unliquidated, or due or to become due, and whether in contract, tort, strict liability or otherwise), and including all costs and expenses relating thereto.

“Lien” means, with respect to any asset (including any security), any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset.

“Order” means any writ, judgment, decree, injunction, award, assessment, decision, ruling or similar order of any Governmental Authority (in each such case whether preliminary or final).

“Patents” means patents, utility models and any similar or equivalent statutory rights with respect to the protection of inventions, and all applications for any of the foregoing, together with all re-issuances, continuations, continuations-in-part, divisionals, revisions, extensions and reexaminations thereof.

“Person” means an individual, a corporation, a limited liability company, a partnership, an association, a trust or any other entity, including a Governmental Authority.

“Post-Closing Period” shall have the meaning given in Section 5.6(b).

“Pre-Closing Period” shall have the meaning given in Section 5.6(b).

“Receivership APA” shall have the meaning given in the Recitals.

“Receivership Assets” shall have the meaning given in the Recitals.

“Settlement Agreement” shall have the meaning given in the Recitals.

“Tax” or “Taxes” means any income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental (including a tax under Section 59A of the Code), capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, real property transfer, recording, registration, value added, alternative or add-on minimum, estimated, or other tax of any kind whatsoever, customs duty, amount under any escheat or unclaimed property law, fee or other similar assessment or charge in the nature of a tax, imposed by any Governmental Authority, including any interest or penalty thereon or addition thereto.

“Tax Returns” means any return, report, form, claim for refund, estimate, information return or statement or other similar document filed or required to be filed with any Governmental

Authority with respect to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

“Third Party” means any Person other than Transferor or Transferee or an Affiliate of Transferor or Transferee.

“Trade Secrets” means any information, including a formula, pattern, compilation, program, device, method, technique or process that derives independent economic value, actual or potential, from not being generally known to the public or to other Persons who can obtain economic value from its disclosure or use.

“Trademark” means trade names, trademarks and service marks (registered and unregistered), logos, slogans and trade dress, including applications to register any of the foregoing, together with the goodwill symbolized by any of the foregoing.

“Transaction Documents” shall have the meaning given in the Recitals.

“Transfer Taxes” shall have the meaning given in Section 5.6(a).

“Transferee” shall have the meaning given in the Preamble.

“Transferor” shall have the meaning given in the Preamble.

“Transferor Taxes” means any Taxes (a) of Transferor that could become a liability of, or be assessed or collected against, Transferee, or that could become a Lien on the Transferred Assets, and (b) relating to or arising out of the Transferred Assets that are incurred in or attributable to any period, or any portion of any period, commencing after May 24, 2017 and ending on or prior to the Closing Date (including any Taxes that are the responsibility of Transferor pursuant to Section 5.6), but excluding any Taxes which are the responsibility of Transferee pursuant to Section 5.6. For the sake of clarity, Transferor Taxes shall not include any Taxes payable pursuant to any Assumed Contract.

“Transferred Assets” shall have the meaning given in Section 2.1.

EXHIBIT H
(Deed of Trust)

[See attached.]

EXHIBIT I
(Limited Power of Attorney)

LIMITED POWER OF ATTORNEY

On this ___ day of _______________, 2020, for good and valuable consideration, including, without limitation, the terms of that certain Settlement and Mutual Release Agreement dated August 11, 2020 (the “Settlement Agreement”) executed in connection herewith, PDL BioPharma, Inc., a Delaware corporation (“PDL”), hereby appoints __________ as its agent and true and lawful attorney-in-fact and grants to ______________________________, a Limited Power of Attorney to correct, make, execute, initial, re-execute, deliver, file, refile, record and/or re-record, in PDL’s name, any documents for the release, satisfaction or extinguishment of any lien, encumbrance or cloud on title as to or against any property owned by: (a) Hebron Valley Farms, Inc., a Virginia corporation; (b) SJW Properties, Inc., a Virginia corporation; (c) HVF, Inc., a Virginia corporation; and/or (d) NHW, LLC, a Virginia limited liability company, including without limitation, any lien, encumbrance or cloud on title created by or in connection with the Deed of Trust dated March 20, 2013 (the “Deed of Trust”) which was recorded on March 25, 2013 at Instrument Number 130000518 in the land records of the Circuit Court Clerk’s Office for the County of Madison, Virginia or any and all obligations secured by the Deed of Trust. This appointment of agency and Limited Power of Attorney includes the power to correct any and all errors or omissions in the Certificate and Affidavit of Satisfaction releasing the Deed of Trust and executed in connection with the Settlement Agreement, including, by way of example and without limitation, typographical, clerical or other errors or any other omissions:

•Related to names including, but not limited to, wrong or misspelled names;
•Related to the description of any property encumbered by the Deed of Trust including, but not limited to, wrong or misspelled street, city or town names and incorrect house numbers;
•Related to any legal description;
•Related to any Tax Map Numbers or other identifying numbers for any parcel of real property;
•Related to any applicable county name including, but not limited to, wrong or misspelled county names; and
•Related to the date of any documents including, but not limited to, wrong and incomplete dates.

In the event this appointment of agency and Limited Power of Attorney is to be exercised, _________________ will provide PDL with a copy of the document(s) corrected, made, executed, initialed, re-executed, delivered, filed, refiled, recorded and/or re-recorded on PDL’s behalf. This appointment of agency and Limited Power of Attorney is coupled with an interest, shall be irrevocable, is limited to the rights granted herein, and may not be used to alter the terms of the Settlement Agreement.

[signature page to follow]

IN WITNESS WHEREOF, the undersigned has executed this Limited Power of Attorney as of the date and year written.

PDL BIOPHARMA, INC, a Delaware corporation
By:
Name:
Title:

STATE OF _____________

CITY/COUNTY OF _____________; to-wit:

The foregoing Limited Power of Attorney was acknowledged, subscribed and sworn to before me this __________ day of ___ , 2020, by _________________________, as the _______________ of PDL BioPharma, Inc., a Delaware corporation, Delaware Corporation, on behalf of PDL BioPharma, Inc.

My commission expires:

_______________________________
Notary Public
SEAL